Federated Investors
World-Class Investment Manager

Federated Muni and Stock Advantage Fund

A Portfolio of Federated Income Securities Trust

PROSPECTUS

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September 22, 2003

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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

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A mutual fund seeking to provide tax-advantaged income, with a secondary objective of capital appreciation by allocating investments primarily between municipal bonds and equity securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 8

What are the Specific Risks of Investing in the Fund? 12

What Do Shares Cost? 15

How is the Fund Sold? 18

How to Purchase Shares 18

How to Redeem and Exchange Shares 21

Account and Share Information 24

Who Manages the Fund? 25

Financial Information 26

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objectives are to provide tax-advantaged income with a secondary objective of capital appreciation. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund invests in a diversified portfolio that is allocated between municipal bonds and equity securities.

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The Fund intends that the income it receives from the portion of its portfolio invested in municipal bonds will be exempt from federal income tax when distributed to shareholders. The Fund will invest primarily in securities whose interest is not subject to the federal alternative minimal income tax for individuals or corporations (AMT). The Fund primarily invests in intermediate to long-term tax-exempt securities. The Fund may invest in municipal bonds rated as low as "B," which is considered below investment grade.

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With regard to the equity portion, the Fund will invest primarily in common stocks and other securities that are eligible for the reduced 15% federal income tax rate on qualifying dividends. These securities will generally be issued by mid-to-large cap companies with high relative yields that are likely to maintain and increase their dividends.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Tax Risks. In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.
  Credit Risks. Issuers of tax-exempt securities may default on the payment of interest or principal when due.
  Interest Rate Risks. Prices of tax-exempt securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of tax-exempt securities with longer durations.
  Liquidity Risks. Trading opportunities are more limited for tax-exempt securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
  Call Risks. Issuers of tax-exempt securities may redeem the securities prior to maturity at a price below their current market value.
  Risk Associated with Non-Investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate and credit risks than investment grade securities.
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  Tax-Exempt Securities Market Risk. The amount of public information available about tax-exempt securities is generally less than that for corporate equities or bonds. Consequently, the Fund's investment adviser (Adviser) may make investment decisions based on information that is incomplete or inaccurate. The secondary market for tax-exempt securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in tax-exempt securities.
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  Derivative Contract and Inverse Floater Risk. The Fund may add leverage to its portfolio by investing in inverse floaters and by investing in derivative contracts. The Fund's use of derivative contracts will be limited by the Investment Company Act of 1940, as amended. The Fund also may invest in derivative contracts for risk management purposes. Derivative contracts and inverse floaters are subject to a number of risks described elsewhere in this prospectus, such as interest rate and credit risks. In addition, investment by the Fund in derivative contracts and inverse floaters may increase the Fund's leverage and, during periods of rising interest rates, may adversely affect the Fund's income, dividends and total returns to returns to shareholders.
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  Reinvestment Risk. Income from the Fund's tax-exempt security portfolio will decline if and when the Fund invests the proceeds from matured, traded or called tax-exempt securities at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or overall return of Shares.
  Sector Risks. Is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments, which generally affect that sector.
  Strategy Risk. Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. The Fund may employ a combination of styles that impact its risk characteristics.
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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund's Fees and Expenses?

FEDERATED MUNI AND STOCK ADVANTAGE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Class A, B and C Shares.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waiver)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.00%	1.00%	1.00%
Distribution (12b-1) Fee [3]	0.25%	0.75%	0.75%
Shareholder Services Fee	0.25%	0.25%	0.25%
Other Expenses	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	2.00%	2.75%[4]	2.75%

1 Although not contractually obligated to do so, the Adviser expects to waive certain amounts. These are shown below along with the net expenses the Fund expects to actually pay for the fiscal year ending August 31, 2004.

Total Waiver of Fund Expenses	0.50%	0.50%	0.50%
Total Actual Annual Fund Operating Expenses (after waiver)	1.50%	2.25%	2.25%

2 The Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.50% for the fiscal year ending August 31, 2004.

3 Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ending August 31, 2004. Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending August 31, 2004.

4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A, B and C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, B and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B and C Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$742	$1,143	$1,568	$2,749

Expenses assuming no redemption	$742	$1,143	$1,568	$2,749

Class B:
Expenses assuming redemption	$828	$1,253	$1,654	$2,900

Expenses assuming no redemption	$278	$ 853	$1,454	$2,900

Class C:
Expenses assuming redemption	$378	$ 853	$1,454	$3,080

Expenses assuming no redemption	$278	$ 853	$1,454	$3,080

What are the Fund's Investment Strategies?

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The Adviser pursues the investment objective of tax-advantaged income by investing in both municipal bonds and equity securities. With regard to the equity portion, the Fund will invest primarily in common stocks and other securities that are eligible for the reduced 15% federal income tax rate on qualifying dividends. These securities will generally be issued by mid-to-large cap companies with high relative yields that are likely to maintain and increase their dividends. At least 80% of the Fund's assets will be invested in municipal bonds and equity securities at all times. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follow this strategy section. Under recent federal tax legislation, these dividends, along with long-term capital gains realized by the Fund will be taxable for federal income tax purposes at the long-term capital gains rate (15%).

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In order to provide investors with a high level of tax advantaged income, the Fund will invest at least 50% of its total assets in municipal securities; under current federal tax law, this strategy will enable all interest earned on municipal securities to retain its tax-exempt nature when paid to the Fund's shareholders as dividends. The Fund normally will invest most of its remaining assets in equity securities that the Adviser believes will pay relatively high dividend yields to shareholders. The Adviser will allocate the remainder of the portfolio between municipal bonds and equity securities based on the Adviser's expectations for the performance and risks of the stocks and bonds in which the Fund invests, while taking into account the Fund's objective of providing tax-advantaged income. During periods of stock market instability or decline, the Adviser may decrease the allocation of the Fund's assets invested in equity securities and invest significantly more than 50% of the Fund's assets in municipal bonds.

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The Adviser also seeks to minimize taxable investment income upon the sale of securities. To this end, the Adviser will attempt to avoid the realization of short-term capital gains, which are taxed at ordinary federal income tax rates. To the extent that the Fund does realize short-term capital gains, the Adviser may sell depreciated securities, thereby realizing losses to offset those gains.

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MUNICIPAL BONDS

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With respect to the municipal bond portfolio, the Fund invests primarily in intermediate to long-term tax-exempt securities. The Fund may invest in municipal bonds that are: (1) high quality (i.e., securities rated in the first or second highest rating category by a nationally recognized statistical rating organization (NRSRO)); (2) medium quality (securities rated in the third or fourth highest rating category); (3) non-investment grade (but not lower than "B"-rated); or (4) unrated securities of comparable quality. The Adviser actively manages the municipal securities portfolio, seeking to manage credit risk assumed by the Fund and to provide high levels of tax-exempt income. The Fund will invest primarily in municipal bonds whose interest is not subject to AMT.

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The Adviser manages credit risk by performing a fundamental credit analysis on all tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of all tax-exempt securities in the portfolio on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

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The Adviser performs a more intensive credit analysis on non-investment grade tax-exempt securities. In addition to the review process described above, the Adviser generally engages in detailed discussions with the issuer regarding the offering and may visit the site that the issuer is developing with the proceeds of the offering.

The Adviser attempts to provide high levels of income while taking prudent levels of interest rate risk by investing in tax-exempt securities of various maturities and managing the duration of the Fund. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to a change in market interest rates. The Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it maintains a longer portfolio duration. When the Adviser expects interest rates to increase, it shortens the portfolio duration. The Adviser may use hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities. Duration management is less important when a greater portion of the Fund is allocated to non-investment grade tax-exempt securities, because such securities are less sensitive to interest rate changes.

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The Adviser may also attempt to augment income by investing a portion of the portfolio in non-investment grade tax-exempt securities, which generally provide higher yields. The percentage that the Adviser allocates to non-investment grade securities will vary depending on the supply of non-investment grade tax-exempt securities and the credit spread between investment grade tax-exempt securities and non-investment grade tax-exempt securities. If the credit spread narrows, the Adviser may increase its allocation to investment grade securities; if the credit spread broadens, the Adviser may increase its allocation to non- investment grade securities.

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Corporate Stocks

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With regard to the portion of the Fund allocated to equity securities, the Adviser attempts to identify mature, high quality, mid to large cap companies with high relative dividend yields that are likely to maintain and increase their dividends. A company's dividend yield will be considered relatively high when: (1) its yield is higher than the current yield of the stock market taken as a whole; and (2) its yield as a multiple of the stock market's current yield is greater than it has been in the past. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value. Similarly, the Adviser expects to sell stocks when their prices rise and relative dividend yields drop.

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After identifying investment candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, shorter-term debt securities, and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to distribute income to investors that is taxable at full federal income tax rates. This may also cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

HEDGING TRANSACTIONS

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the Fund.

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What are the Principal Securities in Which the Fund Invests?

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TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically.

Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in default on the bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in default on the bonds.

The interest on many types of private activity bonds is subject to AMT. However, issues are available in the marketplace that are not subject to AMT due to qualifying tax rules.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.

Inverse Floaters

An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value is tied more directly to the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

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Preferred Stocks

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Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may treat such redeemable preferred stock as a fixed income security.

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Convertible Securities

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Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold shares of preferred stock that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its convertible preferred stock.

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Convertible securities have lower yields than comparable securities without a conversion feature. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The Fund anticipates that it will invest only in convertible preferred stock or other convertible securities whose dividends or distributions will qualify for the federal income tax rate of 15%.

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American Depositary Receipts

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American Depositary Receipts (ADRs) represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. ADRs provide a way to buy shares of foreign- based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund will invest primarily in ADRs that pay dividends that are eligible for federal income taxation at the capital gains rate (15%).

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SPECIAL TRANSACTIONS

Delayed Delivery Transactions

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Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transactions when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

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Asset Coverage

In order to secure its obligations in connection with special transactions and derivative contracts, the Fund will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets to secure such obligations without terminating the special transactions or derivative contracts.

What are the Specific Risks of Investing in the Fund?

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many tax-exempt securities receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

Prices of tax-exempt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of tax-exempt securities fall. However, market factors, such as the demand for particular tax-exempt securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of tax-exempt securities with longer durations. Duration measures the price sensitivity of a tax-exempt security to changes in interest rates.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

CALL RISKS

Call risk is the possibility that an issuer may redeem a tax-exempt security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a tax-exempt security is called, the Fund may have to reinvest the proceeds in other tax-exempt securities with lower interest rates, higher credit risks or other less favorable characteristics.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater credit, interest rate and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

SECTOR RISKS

The Fund may invest 25% or more of its total assets in tax-exempt securities of issuers in the same economic sector, including without limitation to the following: bonds issued by state and local health finance, housing finance, pollution control, industrial development and other authorities or municipal entities for the benefit of hospitals, life care facilities, educational institutions, housing facilities, transportation systems, industrial corporations or utilities. In addition, a substantial part of the Fund may be comprised of securities that are credit enhanced by insurance companies, banks, or other similar financial institutions. As a result, the performance of the Fund will be more susceptible to any economic, business, political, or other developments that generally affect these sectors or entities.

TAX RISKS

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

STRATEGY RISK

Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor securities. A fund may outperform or underperform other funds that employ a different style or strategy. The Fund may employ a combination of styles that impact its risk characteristics.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Fund generally values equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charge
		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
Class A	$1,500/$100	5.50%	None
Class B	$1,500/$100	None	5.50%
Class C	$1,500/$100	1.00%	1.00%

1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE

Class A Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% may apply. See "Sales Charge When You Redeem."

Class C Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
All Purchases	1.00%	1.01%

If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

The sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares:
    by you, your spouse, and your children under age 21; or
    of the same share class of two or more Federated funds (other than money market funds);
  accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
  signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

SALES CHARGE WHEN YOU REDEEM

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Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

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Class A Shares (Purchase amount of $1 million or greater):

A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.

You will not be charged a CDSC when redeeming Shares:

  purchased with reinvested dividends or capital gains;
  purchased within 120 days of redeeming Shares of an equal or lesser amount;
  that you exchanged into the same share class of another Federated fund if the shares were held for the applicable CDSC holding period (other than a money market fund);
  purchased through investment professionals who did not receive advanced sales payments;
  if, after you purchase Shares, you become disabled as defined by the IRS;
  if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
  if your redemption is a required retirement plan distribution; or
  upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

How is the Fund Sold?

The Fund offers three Share classes: Class A Shares, Class B Shares, and Class C Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class A Shares, Class B Shares and Class C Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you automatically will receive Class A Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your investment professional.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) on Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Because companies pay dividends on their stock quarterly, the amount of the dividends paid by the Fund may very substantially from month to month. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are partially exempt from federal income tax and partially subject to the tax-rate limitations on dividends, although a portion of the Fund's dividends may not be exempt or advantaged.

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It is the understanding of the Adviser that, to obtain the full advantage of the reduced federal income tax rate on a dividend paid by the Fund, it is necessary for you to hold your Shares of the Fund for more than 60 consecutive days during the 120-day period commencing 60 days before the ex-dividend date. Currently the favorable tax treatment of qualified dividends will continue through 2008; thereafter, unless the Internal Revenue Code is amended, dividends will be taxable at ordinary federal income tax rates.

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Dividends may be subject to state and local taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

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Who Manages the Fund?

The Board of Trustees (Board) governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 138 mutual funds and a variety of separate accounts, which totaled approximately $195 billion in assets as of December 31, 2002. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,700 employees. More than 5,000 investment professionals make Federated funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Municipal Bond Portfolio

Mary Jo Ochson

Mary Jo Ochson is the Fund's Portfolio Manager. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of the Fund's Adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

R.J. Gallo

R.J. Gallo is the Fund's Portfolio Manager. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He was named an Assistant Vice President of the Fund's Adviser in January 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo received a Master's in Public Affairs with a concentration in economics and public policy from Princeton University.

Equity Portfolio

John L. Nichol

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John L. Nichol is the Fund's Portfolio Manager. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/ Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in finance and management and information science from the Ohio State University.

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John W. Harris

John W. Harris is the Fund's Portfolio Manager and is Vice President of the Fund's Adviser. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 1.00% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The Fund's fiscal year end is August 31. As this is the Fund's first fiscal year, financial information is not yet available.

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A Statement of Additional Information (SAI) dated September 22, 2003 is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated Muni and Stock Advantage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Investment Company Act File No. 811-5843

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811

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28809 (9/03)

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FEDERATED MUNI AND STOCK ADVANTAGE FUND
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A Portfolio of Federated Income Securities Trust

Statement of Additional Information

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September 22, 2003
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Class A Shares
Class B Shares
Class C Shares

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This Statement of Additional  Information  (SAI) is not a prospectus.  Read this
SAI in conjunction  with the  prospectus for Federated Muni and Stock  Advantage
Fund (Fund),  dated September 22, 2003. Obtain the prospectus  without charge by calling 1-800-341-7400.


                                    Contents
                                    How is the Fund Organized?
                                    Securities in Which the Fund Invests
                                    What Do Shares Cost?
                                    How is the Fund Sold?
                                    Exchanging Securities for Shares
                                    Subaccounting Services
                                    Redemption in Kind
                                    Massachusetts Partnership Law
                                    Account and Share Information
                                    Tax Information
                                    Who Manages and Provides Services to
                                    the Fund?
                                    How Does the Fund Measure Performance?
                                    Who is Federated Investors, Inc.?
                                    Financial Information
                                    Investment Ratings
                                    Addresses
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28809B (9/03)
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HOW IS THE FUND ORGANIZED?

The  Fund is a  diversified  portfolio  of  Federated  Income  Securities  Trust
(Trust).  The  Trust is an  open-end,  management  investment  company  that was established  under the laws of the  Commonwealth of Massachusetts on January 24,
1986. The Trust may offer separate  series of shares  representing  interests in separate portfolios of securities.

The Board of Trustees (the Board) has established three classes of shares of the
Fund, known as Class A Shares, Class B Shares and Class C Shares (Shares).  This
SAI relates to all classes of Shares. The Fund's investment adviser is Federated
Investment Management Company (Adviser).

SECURITIES IN WHICH THE FUND INVESTS

In  pursuing  its  investment  strategy,  the Fund may  invest in the  following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

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Tax-exempt Securities

Tax-exempt  securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities and other political  subdivisions and authorities issue tax-exempt  securities.  The market categorizes tax-exempt securities by their source of repayment.

Municipal Notes

Municipal notes are short-term tax-exempt securities.  Many municipalities issue such notes to fund their current  operations  before  collecting  taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long- term bonds. The issuers  typically repay the notes at the end of their fiscal year,  either with taxes,  other  revenues or proceeds  from newly issued notes or bonds.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues  attributable  to  projects  financed  by the  bonds.  For  example,  a municipality  may issue TIF bonds to redevelop a commercial  area. The TIF bonds would  be  payable  solely  from any  increase  in sales  taxes  collected  from merchants in the area. The bonds could default if merchants'  sales, and related tax collections, failed to increase as anticipated.

Variable Rate Demand Instruments

Variable rate demand  instruments  are  tax-exempt  securities  that require the issuer or a third party,  such as a dealer or bank, to  repurchase  the security for its face value upon demand.  The securities  also pay interest at a variable rate  intended to cause the  securities  to trade at their face value.  The Fund treats demand  instruments  as  short-term  securities,  because their  variable interest rate adjusts in response to changes in market rates,  even though their stated maturity may extend beyond 13 months.

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Equity Securities

Equity securities  represent a share of an issuer's  earnings and assets,  after the issuer  pays its  liabilities.  The Fund  cannot  predict the income it will receive from equity  securities  because issuers generally have discretion as to the payment of any dividends or  distributions.  However,  equity securities may offer greater  potential for  appreciation  than many other types of securities, because their value is tied more directly to the value of the issuer's business.
The  following  describes  the  types of  equity  securities  in which  the Fund invests:

Common Stocks

Common  stocks  are  the  most  prevalent  type  of  equity   security.   Common
stockholders  receive the issuer's  earnings after the issuer pays its creditors and any preferred  stockholders.  As a result,  changes in an issuer's  earnings directly influence the value of its common stock.

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Interests In Other Limited Liability Companies

Entities such as limited  partnerships,  limited liability  companies,  business trusts and companies  organized  outside the United States may issue  securities comparable to common or preferred stock.

Real Estate Investment Trusts (Reits)

REITs  are real  estate  investment  trusts  that  lease,  operate  and  finance commercial real estate.  REITs are exempt from federal  corporate  income tax if they limit  their  operations  and  distribute  most of their  income.  Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants

Warrants  give the Fund the option to buy the issuer's  equity  securities  at a specified price (the exercise price) by a specified  future date (the expiration date).  The Fund may buy the designated  securities by paying the exercise price before the expiration  date.  Warrants may become  worthless if the price of the stock  does not rise  above the  exercise  price by the  expiration  date.  This increases the market risks of warrants as compared to the  underlying  security.
Rights are the same as  warrants,  except  companies  typically  issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest,  dividends or distributions at a specified rate.  The  rate  may  be a  fixed  percentage  of  the  principal  or  adjusted periodically.  In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities  provide more regular  income than equity  securities.  However,  the returns on fixed income securities are limited and normally do not increase with the issuer's  earnings.  This limits the potential  appreciation of fixed income securities as compared to equity securities.

A  security's  yield  measures  the  annual  income  earned on a  security  as a percentage of its price. A security's yield will increase or decrease  depending upon whether it costs less (a discount) or more (a premium)  than the  principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount  or  premium  security  may change  based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

The following  describes the types of fixed income  securities in which the Fund may invest:

Agency Securities

Agency  securities  are  issued  or  guaranteed  by a  federal  agency  or other government sponsored entity acting under federal authority (a "GSE"). The United
States  supports  some GSEs with its full faith and credit.  Other GSEs  receive support through federal subsidies,  loans or other benefits.  A few GSEs have no explicit financial  support,  but are regarded as having implied support because
the  federal  government  sponsors  their  activities.   Agency  securities  are
generally  regarded  as having  low  credit  risks,  but not as low as  treasury securities.

The  Fund  treats  mortgage  backed  securities  guaranteed  by GSEs  as  agency securities.  Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate  debt  securities  are fixed income  securities  issued by businesses.
Notes,  bonds,  debentures and commercial  paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.  The credit  risks of  corporate  debt  securities  vary widely among issuers.

In addition,  the credit risk of an issuer's debt security may vary based on its priority for repayment.  For example,  higher-ranking  (senior) debt  securities have a higher priority than lower ranking (subordinated) securities.  This means that the  issuer  might  not make  payments  on  subordinated  securities  while continuing to make payments on senior securities.  In addition,  in the event of bankruptcy,  holders of senior  securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital  securities  notes,  also permit the issuer to defer payments under certain  circumstances.  For example,  insurance  companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial  paper is an  issuer's  obligation  with a maturity of less than nine
months.   Companies   typically  issue  commercial  paper  to  pay  for  current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing  paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial  paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand.  Other demand  instruments  require a third  party,  such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term  securities,  even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

The Fund may invest in mortgage  backed  securities  primarily  by  investing in another investment company (which is not available for general investment by the public)  that owns those  securities  and that is advised by an affiliate of the
Adviser.  This other investment company is managed independently of the Fund and may incur additional administrative expenses.  Therefore, any such investment by the Fund may be subject to duplicate  expenses.  However,  the Adviser  believes that  the  benefits  and  efficiencies  of this  approach  should  outweigh  the potential  additional  expenses.  The Fund may also  invest  in such  securities directly.

Mortgage  backed  securities  represent  interests  in pools of  mortgages.  The mortgages that comprise a pool normally have similar interest rates,  maturities and  other  terms.  Mortgages  may have  fixed  or  adjustable  interest  rates.
Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage  backed  securities  come in a variety  of forms.  Many have  extremely
complicated   terms.  The  simplest  form  of  mortgage  backed  securities  are pass-through  certificates.  An issuer  of pass-  through  certificates  gathers monthly payments from an underlying pool of mortgages.  Then, the issuer deducts its  fees  and  expenses  and  passes  the  balance  of the  payments  onto  the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a  result,  the  holders  assume  all the  prepayment  risks  of the  underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

CMOs,  including interests in real estate mortgage investment conduits (REMICs), allocate  payments and prepayments from an underlying  pass-through  certificate among holders of different classes of mortgage backed  securities.  This creates different pre-payment and interest rate risks for each CMO class.

Sequential CMOs

In a sequential  pay CMO, one class of CMOs receives all principal  payments and prepayments.  The next class of CMOs receives all principal  payments  after the first class is paid off. This process repeats for each sequential  class of CMO.
As a result,  each class of sequential pay CMOs reduces the prepayment  risks of subsequent classes.

Pacs, Tacs And Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization  classes (TACs).  PACs and TACs are issued with companion  classes.
PACs and TACs receive  principal  payments and  prepayments at a specified rate.
The companion  classes receive  principal  payments and prepayments in excess of the specified rate. In addition,  PACs will receive the companion  classes share of principal  payments,  if  necessary,  to cover a shortfall in the  prepayment rate.  This helps PACs and TACs to control  prepayment  risks by increasing  the risks to their companion classes.

Ios and Pos

CMOs may  allocate  interest  payments to one class  (Interest  Only or IOs) and principal  payments to another class  (Principal  Only or POs).  POs increase in value when prepayment  rates increase.  In contrast,  IOs decrease in value when prepayments  increase,  because the underlying  mortgages generate less interest payments.  However,  IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant  allocates  interest  payments  between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as  London  Interbank  Offered  Rate  (LIBOR).  The  other  class  (Inverse
Floaters)   receives  any  remaining   interest  payments  from  the  underlying
mortgages.  Floater  classes  receive more interest (and Inverse Floater classes receive  correspondingly  less  interest)  as interest  rates rise.  This shifts prepayment  and  interest  rate risks from the  Floater to the  Inverse  Floater class,  reducing the price  volatility of the Floater class and  increasing  the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments  received from the underlying  mortgages to some class. To capture any unallocated  payments,  CMOs generally have an accrual (Z)
class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens,  holders of Z class
CMOs receive all  payments  and  prepayments.  Similarly,  REMICs have  residual interests  that receive any mortgage  payments  not  allocated to another  REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the  performance of the underlying  pool of mortgages,  which no one can predict and will vary among pools.

Asset Backed Securities

Asset  backed  securities  are  payable  from  pools of  obligations  other than mortgages.  Most asset backed  securities  involve  consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income  securities) may be used to create an asset backed security.  Asset backed securities may take the form of commercial paper, notes,  or pass through  certificates.  Asset backed  securities have prepayment risks.  Like CMOs,  asset backed  securities  may be structured  like  Floaters,
Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon  securities  do not pay interest or principal  until final  maturity unlike debt securities that provide periodic  payments of interest  (referred to as a "coupon  payment").  Investors buy zero coupon  securities at a price below the amount payable at maturity.  The  difference  between the purchase price and the amount paid at  maturity  represents  interest on the zero coupon  security.
Investors  must wait until  maturity to receive  interest and  principal,  which increases the market and credit risks of a zero coupon security.

There are many forms of zero  coupon  securities.  Some are issued at a discount and are  referred to as zero coupon or capital  appreciation  bonds.  Others are created  from  interest  bearing  bonds by  separating  the right to receive the bond's  coupon  payments  from the right to receive the bond's  principal due at maturity,  a process known as "coupon  stripping." In addition,  some securities give the issuer the option to  deliver  additional  securities  in place of cash interest payments,  thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank  instruments  are unsecured  interest  bearing  deposits  with banks.  Bank instruments  include bank accounts,  time deposits,  certificates of deposit and banker's  acceptances.  Yankee  instruments are denominated in U.S.  dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts

Insurance contracts include guaranteed investment contracts,  funding agreements and annuities. The Fund treats these contracts as fixed income securities.

Credit Enhancement

Credit  enhancement  consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders  and  receives  reimbursement  from the  issuer.  Normally,  the  credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include  guarantees,  letters of credit, bond insurance and surety bonds. Credit enhancement also includes  arrangements where securities or other liquid assets secure payment of a fixed income security.  If a default  occurs,  these assets may be sold and the proceeds paid to security's holders.  Either form of credit  enhancement  reduces  credit risks by providing another source of payment for a fixed income security.



Foreign Securities

Foreign  securities  are  securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o    it is organized  under the laws of, or has a principal  office  located in, another country;

o    the principal trading market for its securities is in another country; or

o    it (or its  subsidiaries)  derived in its most current fiscal year at least
     50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

o    Foreign securities are primarily demonstrated in foreign currencies.  Along with the risks  normally  associated  with domestic  securities of the same type,  foreign securities are subject to currency risks and risk of foreign investing.  Trading  in  certain  foreign  markets  may also be  subject to liquidity risks.

Foreign Exchange Contracts

In order to  convert  U.S.  dollars  into the  currency  needed to buy a foreign security,  or to convert  foreign  currency  received from the sale of a foreign security into U.S.  dollars,  the Fund may enter into spot currency trades. In a spot trade,  the Fund agrees to exchange one currency for another at the current exchange  rate.  The Fund may also enter into  derivative  contracts  in which a foreign  currency  is an  underlying  asset.  The  exchange  rate  for  currency derivative  contracts may be higher or lower than the spot exchange rate. Use of these  derivative  contracts  may  increase or decrease  the Fund's  exposure to currency risks.

Foreign Government Securities

Foreign  government  securities  generally  consist of fixed  income  securities supported by national,  state or  provincial  governments  or similar  political subdivisions.  Foreign  government  securities also include debt  obligations of
supranational  entities,   such  as  international   organizations  designed  or
supported  by  governmental  entities  to  promote  economic  reconstruction  or development, international banking institutions and related government agencies.
Examples of these include,  but are not limited to, the  International  Bank for
Reconstruction and Development (the World Bank), the Asian Development Bank, the
European Investment Bank and the Inter-American Development Bank.

Foreign   government   securities  also  include  fixed  income   securities  of
quasi-governmental  agencies  that are  either  issued  by  entities  owned by a national,  state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign  government  securities  include  mortgage-related  securities issued or guaranteed  by national,  state or  provincial  governmental  instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady  Bonds  are  U.S.  dollar   denominated   debt  obligations  that  foreign
governments  issue in exchange  for  commercial  bank loans.  The  International
Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady
Bonds is collateralized by zero coupon U.S. Treasury securities,  which have the same maturity as the Brady Bonds.  However,  neither the U.S. government nor the
IMF has guaranteed the repayment of any Brady Bond.

Depositary Receipts

Depositary  receipts  represent  interests in underlying  securities issued by a foreign  company.  Depositary  receipts are not traded in the same market as the underlying  security.  American  Depositary Receipts (ADRs) provide a way to buy shares of  foreign-based  companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars,  eliminating the need for foreign exchange  transactions.  The foreign securities  underlying  European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary
Receipts  (IDRs),  are traded globally or outside the United States.  Depositary receipts  involve  many of the  same  risks of  investing  directly  in  foreign securities, including currency risks and risks of foreign investing.



Derivative Contracts

Derivative contracts are financial  instruments that require payments based upon changes in the values of  designated  (or  underlying)  securities,  currencies, commodities,  financial indices or other assets or instruments.  Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)  require  payments  relating to the income or returns from the underlying asset or instrument.  The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.
Investors  make payments due under their  contracts  through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make
(or collect) daily payments to the margin  accounts to reflect losses (or gains)
in the value of their  contracts.  This  protects  investors  against  potential defaults by the  counterparty.  Trading  contracts  on an  exchange  also allows investors to close out their contracts by entering into offsetting contracts.

For  example,  the Fund could  close out an open  contract  to buy an asset at a future date by entering  into an  offsetting  contract to sell the same asset on the same date. If the offsetting  sale price is more than the original  purchase price,  the Fund  realizes  a gain;  if it is less,  the Fund  realizes  a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position.  If this  happens,  the
Fund will be required to keep the  contract  open (even if it is losing money on the contract),  and to make any payments required under the contract (even if it has to sell portfolio  securities at unfavorable  prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading  any assets it has been  using to secure  its  obligations  under the contract.

The  Fund  may  also  trade  derivative  contracts   over-the-counter  (OTC)  in
transactions  negotiated  directly  between the Fund and the  counterparty.  OTC contracts do not  necessarily  have standard  terms,  so they cannot be directly
offset  with  other  OTC  contracts.   In  addition,  OTC  contracts  with  more
specialized terms may be more difficult to price than exchange traded contracts.

Depending  upon how the Fund uses  derivative  contracts  and the  relationships between the market value of a derivative  contract and the  underlying  asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks.  OTC  contracts  also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following  types of derivative  contracts,  as well as combinations  of these  contracts,  including,  but not limited  to,  options on futures contracts, options on forward contracts and options on swaps.

Futures Contracts

Futures  contracts  provide  for the future  sale by one party and  purchase  by another party of a specified  amount of an  underlying  asset or instrument at a specified price,  date, and time.  Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.  Entering  into a contract  to sell an  underlying  asset is commonly referred  to as selling a contract  or  holding a short  position  in the asset.
Futures  contracts are considered to be commodity  contracts.  Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy or sell the  following  types of  futures  (including  forward)
contracts: interest rate and index financial futures contracts.

OPTIONS

Options  are  rights  to buy or sell an  underlying  asset or  instrument  for a specified  price (the  exercise  price)  during,  or at the end of, a  specified period.  A call option gives the holder  (buyer) the right to buy the underlying asset or instrument from the seller  (writer) of the option.  A put option gives the holder the right to sell the underlying asset or instrument to the writer of the option.  The writer of the option receives a payment,  or premium,  from the buyer,  which  the  writer  keeps  regardless  of  whether  the  buyer  uses (or exercises) the option. If the Fund writes options on futures contracts,  it will be subject to margin requirements similar to those applied to futures contracts.

SWAPS

Swaps are  contracts  in which two  parties  agree to pay each other  (swap) the
returns   derived  from   underlying   assets  or  instruments   with  differing
characteristics. Most swaps do not involve the delivery of the underlying assets or  instruments  by either  party,  and the parties  might not own the assets or instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's  payment.  Swap agreements are  sophisticated  instruments that can take many  different  forms,  and are known by a  variety  of names  including  caps, floors, and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

Interest  rate swaps are  contracts  in which one party  agrees to make  regular payments  equal to a fixed or floating  interest  rate times a stated,  notional principal amount of fixed income  securities,  in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period.  For example,  a $10 million LIBOR swap would require one party to pay the  equivalent  of the London  Interbank  Offer Rate of interest  (which fluctuates) on $10 million  notional  principal amount in exchange for the right to receive  the  equivalent  of a stated  fixed rate of  interest on $10 million notional principal amount.

CAPS AND FLOORS

Caps and floors are contracts in which one party agrees to make payments only if an interest  rate or index goes above (cap) or below  (floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

Total return swaps are  contracts in which one party agrees to make  payments of the total return from the  underlying  asset or instrument  during the specified period,  in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.


Treasury Securities

Treasury  securities  are direct  obligations  of the federal  government of the
United States.  Treasury  securities are generally regarded as having the lowest credit risks.

Municipal Market Data Rate Locks

The Fund may  purchase  and sell  Municipal  Market  Data Rate  Locks  (MMD Rate
Locks).  An MMD Rate  Lock  permits  the Fund to lock in a  specified  municipal interest  rate  for a  portion  of its  portfolio  to  preserve  a  return  on a particular  investment  or a portion of its  portfolio as a duration  management technique or to protect  against any increase in the price of  securities  to be purchased at a later date. The Fund will ordinarily use these  transactions as a hedge or for duration or risk management  although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract  between the Fund an MMD Rate Lock  provider  pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market
Data AAA General  Obligations  Scale is above or below a specified  level on the expiration date of the contract.  For example, if the Fund buys an MMD Rate Lock and the  Municipal  Market  Data AAA  General  Obligations  Scale  is below  the specified  level on the expiration  date, the  counterparty to the contract will make a payment to the Fund equal to the specified  level minus the actual level, multiplied by the notional amount of the contract.  If the Municipal Market Data
AAA General  Obligation  Scale is above the  specified  level on the  expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.


Hybrid Instruments

Hybrid  instruments  combine  elements  of  derivative  contracts  with those of another security  (typically a fixed income  security).  All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark
(such as interest rates, currency exchange rates or indices). Hybrid instruments also  include  convertible  securities  with  conversion  terms  related  to  an underlying asset or benchmark.

The risks of investing in hybrid instruments  reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument.  Thus, an investment in a hybrid  instrument may entail significant  risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater  interest rate risks than traditional  instruments.  Moreover, depending on the structure of the particular  hybrid,  it may expose the Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

Inter-Fund Borrowing and Lending Arrangements

The  Securities  and Exchange  Commission  (SEC) has granted an  exemption  that permits  the Fund and all other  funds  advised  by  subsidiaries  of  Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes  directly  to and from other  Federated  funds.  Participation  in this inter-fund  lending  program is voluntary for both  borrowing and lending funds, and an  inter-fund  loan is only made if it benefits  each  participating  fund.
Federated  Investors,  Inc.  (Federated)  administers  the program  according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in
the  exemption,   which  are  designed  to  assure   fairness  and  protect  all
participating funds.

For  example,  inter-fund  lending  is  permitted  only (a) to meet  shareholder redemption  requests,  and (b) to meet commitments arising from "failed" trades.
All  inter-fund  loans  must be  repaid  in  seven  days  or  less.  The  Fund's participation  in this program must be consistent  with its investment  policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of  interest  to be  charged is more  attractive  to the lending fund than  market-competitive  rates on overnight repurchase  agreements
(Repo Rate) and more  attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated  bank for short-term  borrowings  (Bank
Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Repurchase Agreements

Repurchase  agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the  security  back at a mutually  agreed-upon time and price.  The  repurchase  price exceeds the sale price,  reflecting  the
Fund's return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with  banks and other  recognized  financial  institutions,  such as  securities dealers, deemed creditworthy by the Adviser.

The Fund's  custodian or  subcustodian  will take  possession of the  securities subject to repurchase  agreements.  The Adviser or subcustodian will monitor the value of the  underlying  security  each  day to  ensure  that the  value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities,  and agrees to repurchase them at an agreed-upon time and price. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition,  reverse repurchase  agreements create leverage risks because the Fund must  repurchase  the  underlying  security at a higher  price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed  delivery   transactions,   including  when-issued   transactions,   are
arrangements in which the Fund buys securities for a set price, with payment and delivery  of the  securities  scheduled  for a future  time.  During  the period between  purchase and  settlement,  no payment is made by the Fund to the issuer and no interest  accrues to the Fund. The Fund records the  transaction  when it agrees to buy the securities  and reflects their value in determining  the price of its shares. Settlement dates may be a month or more after entering into these transactions  so that the market values of the  securities  bought may vary from the purchase prices.  Therefore,  delayed delivery  transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend  securities  from its portfolio to borrowers  that the Adviser deems creditworthy.  In return, the Fund receives cash or liquid securities from the borrower as collateral.  The borrower must furnish additional  collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the  equivalent  of any  dividends  or interest  received on the loaned securities.

The Fund  will  reinvest  cash  collateral  in  securities  that  qualify  as an acceptable  investment for the Fund. However,  the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower.  The
Fund will not have the right to vote on securities  while they are on loan,  but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative  and  custodial  fees  in  connection  with a loan  and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities  lending  activities  are subject to  interest  rate risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with  derivatives  contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting  transaction  or set aside readily  marketable  securities  with a value that equals or exceeds the Fund's  obligations.  Unless the Fund has other readily  marketable  assets to set aside,  it cannot trade assets used to secure such  obligations  without  entering into an offsetting  derivative  contract or terminating  a special  transaction.  This may cause the Fund to miss  favorable trading  opportunities  or to realize losses on derivative  contracts or special transactions.


Investing in Securities of Other Investment Companies

The Fund may invest  its assets in  securities  of other  investment  companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


INVESTMENT RISKS

There are many factors which may affect an  investment  in the Fund.  The Fund's principal  risks are described in its  prospectus.  Additional  risk factors are outlined below.


Currency Risks

o    Exchange rates for currencies  fluctuate daily. The combination of currency risk and market  risk tends to make  securities  traded in foreign  markets more volatile than securities traded exclusively in the United States.

o    The Adviser  attempts to manage  currency  risk by limiting  the amount the
     Fund invests in securities  denominated in a particular currency.  However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.


Euro Risks

o    The Fund may make significant  investments in securities denominated in the
     Euro,  the new  single  currency  of the  European  Monetary  Union  (EMU).
     Therefore,  the exchange rate between the Euro and the U.S. dollar may have a significant impact on the value of the Fund's investments.

o    With the advent of the Euro, the participating  countries in the EMU can no
     longer  follow  independent   monetary  policies.   This  may  limit  these
     countries' ability to respond to economic downturns or political upheavals,
     and  consequently  may  reduce  the  value  of  their  foreign   government
     securities.

EQUITY SECURITIES INVESTMENT RISKS

Stock Market Risks

o    The value of equity  securities in the Fund's portfolio will rise and fall.
     These  fluctuations  could be a sustained trend or a drastic movement.  The
     Fund's  portfolio  will reflect  changes in prices of individual  portfolio stocks or general  changes in stock  valuations.  Consequently,  the Fund's
     Share price may decline.

o    The Adviser  attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However,  diversification will not protect the Fund against  widespread or prolonged declines in the stock market.

Risks Related to Investing for Value

o    Due to their  relatively  low  valuations,  value stocks are typically less volatile than growth stocks.  For instance,  the price of a value stock may experience a smaller increase on a forecast of higher earnings,  a positive fundamental  development,  or positive market development.  Further,  value stocks tend to have higher  dividends than growth  stocks.  This means they depend less on price  changes for returns and may lag behind  growth stocks in an up market.

Risks Related to Company Size

o    Generally,  the smaller the market  capitalization of a company,  the fewer the number of shares traded  daily,  the less liquid its stock and the more volatile its price. Market  capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

o    Companies  with smaller market  capitalizations  also tend to have unproven track  records,  a limited  product or service  base and limited  access to capital.  These factors also increase  risks and make these  companies more likely to fail than companies with larger market capitalizations.

Risks of Investing in American Depositary Receipts

o    Because the Fund may invest in ADRs issued by foreign companies, the Fund's
     Share  price  may be  more  affected  by  foreign  economic  and  political conditions,  taxation policies, and accounting and auditing standards, than would otherwise be the case. Foreign companies may not provide  information as frequently  or to as great an extent as companies in the United  States.
     Foreign  companies may also receive less  coverage  than U.S.  companies by market analysts and the financial press. In addition, foreign countries may lack uniform  accounting,  auditing and  financial  reporting  standards or regulatory  requirements  comparable to those applicable to U.S. companies.
     These  factors  may  prevent  the  Fund  and  its  Adviser  from  obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information  available  concerning  companies in the United
     States.

MUNICIPAL BONDS INVESTMENT RISKS

Credit Risks

o    The Fund may invest in fixed income  securities rated BBB or in unrated but comparable  securities.  Fixed income securities  generally  compensate for greater  credit risk by paying  interest at a higher rate.  The  difference between  the yield of a  security  and the yield of a  "AAA"-rated  general obligation  security  or index  with a  comparable  maturity  (the  spread)
     measures  the  additional  interest  paid for risk.  Spreads  may  increase
     generally  in  response  to  adverse  economic  or  market  conditions.   A
     security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased  credit risk. An increase in the spread will cause the price of the security to decline.

o    Credit  risk  includes  the  possibility  that  a  party  to a  transaction involving the Fund will fail to meet its obligations.  This could cause the
     Fund to lose benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Tax Risks

o    In order to be  tax-exempt,  municipal  securities  must meet certain legal requirements.  Failure  to meet such  requirements  may cause the  interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed  changes in federal tax laws may cause the prices of  municipal securities to fall.

o    The  federal  income  tax  treatment  of  payments  in  respect  of certain derivative contracts is unclear.  Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently,  the
     Fund may receive  payments that are treated as ordinary  income for federal income tax purposes.

Liquidity Risks

o    Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivatives contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position  open,  and the Fund could incur losses.  OTC  derivative contracts  generally  carry  greater  liquidity  risk than  exchange-traded contracts.

Leverage Risks

o    Leverage risk is created when an investment  exposes the Fund to a level of risk that  exceeds  the  amount  invested.  Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

o    Investments  can have these same  results if their  returns  are based on a multiple of a specified index, security, or other benchmark.


Fundamental Investment Objective

The Fund's  investment  objective is to provide  tax-advantaged  income,  with a secondary objective of capital appreciation.

The Fund will  attempt  to invest its  assets so that the  income  derived  from municipal  securities that it distributes will be exempt from federal income tax
(including  the  alternative  minimal  income tax),  except when  investing  for
"defensive  purposes."  The Fund  will  attempt  to  invest  its  assets so that dividends  received  for equity  securities  will  qualify  for  federal  income taxation at the 15% rate.


The  investment  objective  may  not be  changed  by the  Fund's  Board  without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities  comprising 75% of the value of its total assets, the
Fund will not  purchase  securities  of any one issuer  (other  than cash;  cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities  and repurchase  agreements  collateralized by such U.S. government  securities;  and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the  securities  of that  issuer,  or the Fund would own more than 10% of the outstanding voting securities of that issuer.


Concentration

The Fund will not make investments that will result in the  concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.  For purposes of this restriction,  the term concentration has the meaning set forth in the Investment  Company Act of 1940 Act (1940 Act), any  rule  or  order  thereunder,  or  any  SEC  staff  interpretation  thereof.
Government  securities and municipal securities will not be deemed to constitute an industry.


Underwriting

The Fund may not underwrite  the  securities of other  issuers,  except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Commodities

The Fund may not purchase or sell physical  commodities,  provided that the Fund may purchase  securities of companies that deal in commodities.  For purposes of this  restriction,  investments in transactions  involving futures contracts and options,  forward  currency  contracts,  swap  transactions  and other financial contracts  that  settle by payment of cash are not deemed to be  investments  in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate,  provided  that this  restriction does not prevent the Fund from  investing  in issuers  which  invest,  deal,  or otherwise  engage in  transactions  in real  estate  or  interests  therein,  or investing in  securities  that are secured by real estate or interests  therein.
The Fund may exercise its rights under  agreements  relating to such securities, including  the right to  enforce  security  interests  and to hold  real  estate acquired by reason of such enforcement  until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money,  directly or indirectly,  and issue senior securities to the  maximum  extent  permitted  under  the  1940  Act,  any  rule  or  order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing  debt  obligations,  entering into  repurchase  agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above  limitations  cannot be changed unless  authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act.  The  following  limitations,  however,  may be  changed  by the Board without shareholder approval.  Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase  securities  for which there is no readily  available market,  or enter into repurchase  agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.


Purchases on Margin

The Fund will not  purchase  securities  on margin,  provided  that the Fund may obtain short-term  credits necessary for the clearance of purchases and sales of securities,  and  further  provided  that the Fund may make  margin  deposits in connection  with its use of  financial  options  and  futures,  forward and spot
currency   contracts,   swap  transactions  and  other  financial  contracts  or
derivative instruments.


Pledging Assets

The Fund will not mortgage,  pledge, or hypothecate any of its assets,  provided that this shall not apply to the transfer of securities  in connection  with any
permissible   borrowing  or  to  collateral   arrangements  in  connection  with
permissible activities.

For purposes of the  concentration  limitation:  (a) utility  companies  will be divided  according  to their  services  (for  example,  gas,  gas  transmission, electric and telephone  will be considered a separate  industry);  (b) financial service  companies  will be  classified  according  to the end  users  of  their services (for example,  automobile finance, bank finance and diversified finance will each be considered a separate  industry);  and (c) asset backed  securities will be classified  according to the underlying assets securing such securities.
To conform to the current view of the SEC that only  domestic  bank  instruments may  be  excluded  from  industry  concentration  limitations,  as a  matter  of non-fundamental  policy, the Fund will not exclude foreign bank instruments from industry  concentration  limits  as long as the  policy  of the SEC  remains  in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry,  will be deemed to constitute  investment in an industry,  except when held for temporary defensive  purposes.  The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

For  purposes  of the above  limitations,  the Fund  considers  certificates  of deposit and demand and time deposits  issued by a U.S. branch of a domestic bank or savings  association having capital,  surplus and undivided profits in excess of  $100,000,000  at the time of  investment  to be "cash  items."  Except  with respect to borrowing money, if a percentage limitation is adhered to at the time of  investment,  a later  increase or decrease in percentage  resulting from any change in value or net assets will not result in a violation of such limitation.


DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

o    for equity  securities,  according  to the last sale price in the market in which they are primarily traded (either a national  securities  exchange or the over-the-counter market), if available;

o    in the absence of recorded  sales for equity  securities,  according to the mean between the last closing bid and asked prices;

o    futures  contracts  and  options  are  generally  valued at  market  values established  by the  exchanges  on which  they are  traded  at the close of trading on such exchanges.  Options traded in the  over-the-counter  market are  generally  valued  according  to the mean between the last bid and the last asked  price for the option as  provided  by an  investment  dealer or other  financial  institution  that  deals in the  option.  The  Board  may determine in good faith that another method of valuing such  investments is necessary to appraise their fair market value;

o    for  municipal  bonds and other fixed income  securities,  according to the mean between bid and asked prices as  furnished by an  independent  pricing service,  except that fixed income securities with remaining  maturities of less than 60 days at the time of purchase may be valued at amortized  cost;
     and

o    for all other  securities  at fair value as determined in good faith by the
     Board.

Prices  provided by  independent  pricing  services  may be  determined  without relying exclusively on quoted prices and may consider  institutional  trading in similar groups of securities,  yield,  quality,  stability,  risk,  coupon rate, maturity,  type of issue,  trading  characteristics,  and other  market  data or factors.  From time to time,  when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


Trading in Foreign Securities

Trading in foreign  securities  may be  completed  at times  which vary from the closing of the New York Stock Exchange (NYSE).  In computing its net asset value
(NAV),  the Fund values  foreign  securities at the latest  closing price on the exchange on which they are traded  immediately prior to the closing of the NYSE.
Certain  foreign  currency  exchange  rates may also be determined at the latest rate prior to the  closing  of the NYSE.  Foreign  securities  quoted in foreign currencies are  translated  into U.S.  dollars at current  rates.  Occasionally, events that affect these values and exchange  rates may occur  between the times at which  they are  determined  and the  closing  of the  NYSE.  If such  events materially  affect the value of portfolio  securities,  these  securities may be valued at their fair  value as  determined  in good  faith by the Fund's  Board, although the actual calculation may be done by others.


WHAT DO SHARES COST?

The Fund's  NAV per Share  fluctuates  and is based on the  market  value of all securities and other assets of the Fund.

The NAV for each class of Shares may  differ  due to the  variance  in daily net income  realized by each class.  Such  variance  will  reflect  only accrued net income to which the shareholders of a particular class are entitled.


REDUCING OR eliminating THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

Quantity Discounts (Class A Shares)

Larger  purchases of the same Share class  reduce or eliminate  the sales charge you pay. You can combine  purchases of Shares made on the same day by you,  your spouse and your children  under age 21. In addition,  purchases made at one time by a trustee  or  fiduciary  for a single  trust  estate  or a single  fiduciary account can be combined.

Accumulated Purchases  (Class A Shares)

If you make an  additional  purchase  of Shares,  you can count  previous  Share purchases still invested in the Fund in calculating the applicable  sales charge on the additional purchase.

Concurrent Purchases (Class A Shares)

You can  combine  concurrent  purchases  of the same share  class of two or more
Federated funds in calculating the applicable sales charge.

Letter of Intent (Class A Shares)

You can sign a Letter of Intent  committing to purchase a certain  amount of the same class of Shares  within a  13-month  period to combine  such  purchases  in calculating  the sales charge.  The Fund's  custodian will hold Shares in escrow equal to the maximum  applicable  sales  charge.  If you  complete the Letter of
Intent, the Custodian will release the Shares in escrow to your account.  If you do not fulfill the Letter of Intent,  the Custodian will redeem the  appropriate amount  from the Shares  held in escrow to pay the sales  charges  that were not applied to your purchases.

Reinvestment Privilege

You may reinvest,  within 120 days, your Share  redemption  proceeds at the next determined NAV without any sales charge.

Purchases by Affiliates of the Fund

The following  individuals and their immediate  family members may buy Shares at
NAV without any sales charge because there are nominal sales efforts  associated with their purchases:

o    the Trustees, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates;

o    any  associated  person of an investment  dealer who has a sales  agreement with the Distributor; and

o    trusts, pension or profit-sharing plans for these individuals.

Purchases Through Omnibus Accounts (Class C Shares Only)

Class C Shares may be purchased  without an initial sales charge by any investor
who  buys  Class  C  Shares   through  an  omnibus   account  with  a  financial
intermediary,  such as a broker or a bank,  that does not  accept or charge  the initial sales charge.

Federated Life Members

Shareholders  of the Fund known as  "Federated  Life  Members"  are exempt  from
paying  any  front-end  sales  charge.   These  shareholders   joined  the  Fund
originally:

o    through the  "Liberty  Account,"  an account  for  Liberty  Family of Funds shareholders  on February 28, 1987 (the Liberty  Account and Liberty Family
     of Funds are no longer marketed); or

o    as Liberty  Account  shareholders  by investing  through an affinity  group prior to August 1, 1987.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

These reductions or eliminations are offered because:  no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a Contingent Deferred Sales Charge (CDSC); or nominal sales efforts are associated with the original purchase of Shares.

Upon  notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

o    following  the death or  post-purchase  disability,  as  defined in Section
     72(m)(7)  of the  Internal  Revenue  Code of 1986,  of the  last  surviving shareholder;

o    representing minimum required  distributions from an Individual  Retirement
     Account or other  retirement plan to a shareholder who has attained the age of 70 1/2;

o    of Shares  that  represent  a  reinvestment  within  120 days of a previous redemption;

o    of Shares held by the Trustees, employees, and sales representatives of the
     Fund, the Adviser,  the Distributor and their affiliates;  employees of any investment  professional  that sells Shares  according to a sales agreement with  the  Distributor;  and the  immediate  family  members  of the  above persons;

o    of  Shares  originally  purchased  through  a  bank  trust  department,   a
     registered  investment  adviser or  retirement  plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;

o    which  are  involuntary  redemptions  processed  by the  Fund  because  the accounts do not meet the minimum balance requirements; and

Class B Shares Only

o    which  are  qualifying  redemptions  of Class B Shares  under a  Systematic
     Withdrawal Program.

HOW IS THE FUND SOLD?

Under the  Distributor's  Contract  with the Fund,  the  Distributor  (Federated
Securities Corp.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor  receives a front-end  sales charge on certain Share sales.  The
Distributor pays a portion of this charge to investment  professionals  that are eligible to receive it (the  "Dealer  Reallowance")  and  retains any  remaining portion of the front-end sales charge.

When an investment  professional's  customer  purchases  Shares,  the investment professional may receive a Dealer Reallowance as follows:

                                           Dealer
                                           Reallowance as
                                           a percentage of
                                           Public Offering
Purchase Amount                            Price

Less than $50,000                          5.00%
$50,000 but less than $100,000             4.00%
$100,000 but less than $250,000            3.25%
$250,000 but less than $500,000            2.25%
$500,000 but less than $1 million          1.80%
$1 million or greater                      0.00%

                                           Dealer
                                           Reallowance
                                           as a Percentage
                                           of Public Offering
                                           Price

All Purchase Amounts                       1.00%

ADVANCE COMMISSIONS

When an investment  professional's  customer  purchases  Shares,  the investment professional may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)

                             Advance Commission
                             as a Percentage of
Purchase Amount              Public Offering Price

First $1 million - $5 million       0.75%

Next $5 million - $20 million       0.50%

Over $20 million                    0.25%

Advance  commissions  are  calculated  on a year by year basis  based on amounts invested  during that year.  Accordingly,  with respect to  additional  purchase amounts,  the  advance  commission  breakpoint  resets  annually  to  the  first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent  purchases.  The above advance commission will be paid only on those purchases that were not previously  subject to a front-end sales charge or dealer advance  commission.  Certain retirement  accounts may not be eligible for this program.

Class B Shares
                                                 Advance Commission
                                                 as a Percentage of
                                                 Public Offering
                                                 Price
All Purchase Amounts                             Up to 5.50%

Class C Shares
                                                  Advance Commission
                                                  as a Percentage of
                                                  Public Offering
                                                  Price
All Purchase Amounts                              1.00%

RULE 12B-1 PLAN (Class A Shares, Class B Shares and Class C Shares)

As a  compensation-type  plan,  the  Rule  12b-1  Plan  is  designed  to pay the
Distributor for activities  principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses  and sales  literature to  prospective  shareholders  and financial institutions)  and  providing  incentives to  investment  professionals  to sell
Shares.  The Rule 12b-1 Plan allows the  Distributor to contract with investment professionals to perform  activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets,  thus providing cash for orderly  portfolio  management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition,  the Plan is integral to the multiple class  structure of the Fund,  which promotes the sale of Shares by providing a range of options to investors.  The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor  more or less than its actual  marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares,  the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the  marketing-related  expenses the
Distributor  has incurred.  Therefore,  it may take the  Distributor a number of years to recoup these expenses.

Federated  and its  subsidiaries  may benefit from  arrangements  where the Rule
12b-1 Plan fees related to Class B Shares may be paid to third  parties who have
provided  the  funds  to  make  advance   commission   payments  to   investment
professionals.


SERVICE  FEES  (Class A Shares,  Class B Shares and Class C Shares) The Fund may
pay fees not to exceed  0.25% of average  daily net assets  ("Service  Fees") to investment  professionals or to Federated Shareholder Services Company ("FSSC"),
a  subsidiary  of  Federated,   for  providing   services  to  shareholders  and
maintaining shareholder accounts.  Under certain agreements,  rather than paying investment  professionals  directly,  the Fund may pay Service  Fees to FSSC and
FSSC will use the fees to compensate investment professionals.


SUPPLEMENTAL PAYMENTS

Investment  professionals may be paid fees, in significant  amounts,  out of the assets  of the  Distributor.  These  fees do not  come out of Fund  assets.  The
Distributor may be reimbursed by the Adviser or its affiliates.

These  supplemental  payments  may be based  upon such  factors as the number or value of Shares  the  investment  professional  sells or may sell;  the value of client assets invested; and/or the type and nature of services, sales support or marketing support furnished by the investment professional. In addition to these supplemental  payments,  an investment  professional  may also receive  payments under the Rule 12b-1 Plan and/or Service Fees.

EXCHANGING SECURITIES FOR SHARES

You may contact the  Distributor to request a purchase of Shares in exchange for securities  you own. The Fund reserves the right to determine  whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets.  This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain   investment   professionals  may  wish  to  use  the  transfer  agent's
subaccounting system to minimize their internal recordkeeping requirements.  The transfer  agent may  charge a fee based on the level of  subaccounting  services rendered.  Investment  professionals  holding  Shares  in a  fiduciary,  agency, custodial or similar capacity may charge or pass through  subaccounting  fees as part of or in addition to normal  trust or agency  account  fees.  They may also charge fees for other  services  that may be related to the ownership of Shares.
This information should,  therefore, be read together with any agreement between the customer and the investment  professional about the services  provided,  the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although  the Fund  intends to pay Share  redemptions  in cash,  it reserves the right, as described  below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because  the Fund has  elected to be  governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share  redemptions  to any one  shareholder in cash only up to the lesser of  $250,000 or 1% of the net assets  represented  by such
Share class during any 90-day period.

Any Share  redemption  payment  greater  than this  amount  will also be in cash unless the Fund's Board  determines  that payment  should be in kind.  In such a case,  the Fund will pay all or a portion of the remainder of the  redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio  securities  will be selected in a manner that the Fund's  Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption.  If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity  could receive less than the  redemption  value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under  certain  circumstances,  shareholders  may be held  personally  liable as partners under  Massachusetts  law for  obligations of the Trust. To protect its shareholders,  the Trust has  filed  legal  documents  with  Massachusetts  that expressly  disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely  event a shareholder is held  personally  liable for the Trust's obligations,  the  Trust  is  required  by the  Declaration  of Trust to use its property to protect or compensate the  shareholder.  On request,  the Trust will defend any claim made and pay any judgment  against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder  will occur only if the Trust itself cannot meet its  obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder  one vote in Trustee  elections and other matters submitted to shareholders for vote.

All  Shares of the Trust  have  equal  voting  rights,  except  that in  matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting.  A special  meeting of  shareholders  will be called by the Board upon the  written request of shareholders who own at least 10% of the Trust's  outstanding  Shares of all series entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund intends to meet  requirements  of Subchapter M of the Internal  Revenue
Code applicable to regulated investment companies. If these requirements are not met, it will not receive  special tax  treatment  and will be subject to federal corporate income tax.

The Fund will be treated as a single,  separate  entity for  federal  income tax purposes so that  income  earned and  capital  gains and losses  realized by the
Trust's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign  withholding  or other  taxes  that could  reduce the return on these securities.  Tax  treaties  between  the United  States and  foreign  countries, however,  may reduce or eliminate  the amount of foreign taxes to which the Fund would be subject.  The effective  rate of foreign tax cannot be predicted  since the amount of Fund assets to be invested within various  countries is uncertain.
However,  the Fund  intends to operate so as to qualify for  treaty-reduced  tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally  consists solely of the income generated by the securities in the portfolio,  whereas  tax-basis  income  includes,  in addition,  gains or losses attributable to currency fluctuation.  Due to differences in the book and tax treatment of fixed-income  securities denominated in foreign currencies,  it is difficult to project currency effects on an interim basis.  Therefore, to the
extent  that  currency   fluctuations  cannot  be  anticipated,   a  portion  of
distributions to shareholders  could later be designated as a return of capital, rather than income, for income tax purposes,  which may be of particular concern to simple trusts.

If the Fund  invests  in the stock of  certain  foreign  corporations,  they may constitute  Passive Foreign  Investment  Companies  (PFIC),  and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented  by stock or  securities  of  foreign  corporations,  the Fund  will qualify for  certain  Code  provisions  that allow its  shareholders  to claim a foreign tax credit or deduction on their U.S.  income tax returns.  The Code may limit a shareholder's  ability to claim a foreign tax credit.  Shareholders  who elect to deduct their  portion of the Fund's  foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF TRUSTEES

The Board is  responsible  for  managing  the Trust's  business  affairs and for exercising all the Trust's  powers except those  reserved for the  shareholders.
The  following  tables give  information  about each Board member and the senior officers of the Funds. Where required,  the tables separately list Board members who are "interested persons" of the Fund (i.e.,  "Interested" Board members) and those who are not (i.e.,  "Independent" Board members).  Unless otherwise noted, each Officer is elected  annually.  Unless  otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA.
Unless  otherwise  noted,  each Board  member  oversees  all  portfolios  in the
Federated  Fund  Complex;  serves for an indefinite  term;  and also serves as a
Board member of the following investment company complexes: Banknorth Funds-four portfolios;  WesMark  Funds-five  portfolios  and Golden Oak(R) Family of Funds-
seven portfolios.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                      Principal Occupation(s) for Past   Aggregate     Total
Name                  Five Years, Other Directorships    Compensation  Compensation
Birth Date            Held and Previous Position(s)      From Fund +   From Trust and
Address                                                                Federated Fund
Positions Held with                                                    Complex
Trust                                                                  (past calendar
Date Service Began                                                     year)
                      Principal Occupations: Chairman    NA
John F. Donahue*      and Director or Trustee of the                   $0
Birth Date: July      Federated Fund Complex; Chairman
28, 1924              and Director, Federated
CHAIRMAN AND TRUSTEE  Investors, Inc.
Began serving:
January 1986
                      Previous Positions: Trustee,
                      Federated Investment Management
                      Company and Chairman and
                      Director, Federated Investment
                      Counseling.

                      Principal Occupations: Principal   NA
J. Christopher        Executive Officer and President                  $0
Donahue*              of the Federated Fund Complex;
Birth Date: April     Director or Trustee of some of
11, 1949              the Funds in the Federated Fund
PRESIDENT AND         Complex; President, Chief
TRUSTEE               Executive Officer and Director,
Began serving:        Federated Investors, Inc.;
January 2000          Chairman and Trustee, Federated
                      Investment Management Company;
                      Trustee, Federated Investment
                      Counseling; Chairman and
                      Director, Federated Global
                      Investment Management Corp.;
                      Chairman, Passport Research,
                      Ltd.; Trustee, Federated
                      Shareholder Services Company;
                      Director, Federated Services
                      Company.

                      Previous Positions: President,
                      Federated Investment Counseling;
                      President and Chief Executive
                      Officer, Federated Investment
                      Management Company, Federated
                      Global Investment Management
                      Corp. and Passport Research, Ltd.

                      Principal Occupations: Director    NA
Lawrence D. Ellis,    or Trustee of the Federated Fund                 $148,500
M.D.*                 Complex; Professor of Medicine,
Birth Date: October   University of Pittsburgh;
11, 1932              Medical Director, University of
3471 Fifth Avenue     Pittsburgh Medical Center
Suite 1111            Downtown; Hematologist,
Pittsburgh, PA        Oncologist and Internist,
TRUSTEE               University of Pittsburgh Medical
Began serving:        Center.
October 1995
                      Other Directorships Held:
                      Member, National Board of
                      Trustees, Leukemia Society of
                      America.

                      Previous Positions: Trustee,
                      University of Pittsburgh;
                      Director, University of
                      Pittsburgh Medical Center.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                      Principal Occupation(s) for Past   Aggregate     Total
Name                  Five Years, Other Directorships    Compensation  Compensation
Birth Date            Held and Previous Position(s)      From Fund +   From Trust and
Address                                                                Federated Fund
Positions Held with                                                    Complex
Trust                                                                  (past calendar
Date Service Began                                                     year)

                      Principal Occupation: Director     NA                   $163,350
Thomas G. Bigley      or Trustee of the Federated Fund
Birth Date:           Complex.
February 3, 1934
15 Old Timber Trail   Other Directorships Held:
Pittsburgh, PA        Director, Member of Executive
TRUSTEE               Committee, Children's Hospital
Began serving:        of Pittsburgh; Director,
October 1995          University of Pittsburgh.

                      Previous Position: Senior
                      Partner, Ernst & Young LLP.

                      Principal Occupations: Director    NA                   $163,350
John T. Conroy, Jr.   or Trustee of the Federated Fund
Birth Date: June      Complex; Chairman of the Board,
23, 1937              Investment Properties
Grubb &           Corporation; Partner or Trustee
Ellis/Investment      in private real estate ventures
Properties            in Southwest Florida.
Corporation
3838 Tamiami Trail    Previous Positions: President,
N.                    Investment Properties
Naples, FL            Corporation; Senior Vice
TRUSTEE               President, John R. Wood and
Began serving:        Associates, Inc., Realtors;
November 1991         President, Naples Property
                      Management, Inc. and Northgate
                      Village Development Corporation.

                      Principal Occupation: Director     NA                   $163,350
Nicholas P.           or Trustee of the Federated Fund
Constantakis          Complex.
Birth Date:
September 3, 1939     Other Directorships Held:
175 Woodshire Drive   Director and Member of the Audit
Pittsburgh, PA        Committee, Michael Baker
TRUSTEE               Corporation (engineering and
Began serving:        energy services worldwide).
February 1998
                      Previous Position: Partner,
                      Anderson Worldwide SC.

                      Principal Occupation: Director     NA                   $148,500
John F. Cunningham    or Trustee of the Federated Fund
Birth Date: March     Complex.
5, 1943
353 El Brillo Way     Other Directorships Held:
Palm Beach, FL        Chairman, President and Chief
TRUSTEE               Executive Officer, Cunningham
Began serving:        & Co., Inc. (strategic
January 1999          business consulting); Trustee
                      Associate, Boston College.

                      Previous Positions: Director,
                      Redgate Communications and EMC
                      Corporation (computer storage
                      systems); Chairman of the Board
                      and Chief Executive Officer,
                      Computer Consoles, Inc.;
                      President and Chief Operating
                      Officer, Wang Laboratories;
                      Director, First National Bank of
                      Boston; Director, Apollo
                      Computer, Inc.

*    Family  relationships and reasons for "interested"  status: John F. Donahue is the father of J. Christopher  Donahue;  both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis,
     M.D.  is  "interested"  because  his  son-in-law  is employed by the Fund's principal underwriter, Federated Securities Corp.

+    Because the Fund is a new portfolio of the Trust,  Trustee compensation has not yet been earned and will be reported  following  the Fund's next fiscal year.

                      Principal Occupation(s) for Past   Aggregate     Total
Name                  Five Years, Other Directorships    Compensation  Compensation
Birth Date            Held and Previous Position(s)      From Fund +   From Trust and
Address                                                                Federated Fund
Positions Held with                                                    Complex
Trust                                                                  (past calendar
Date Service Began                                                     year)

                      Principal Occupation: Director     NA                   $148,500
Peter E. Madden       or Trustee of the Federated Fund
Birth Date: March     Complex; Management Consultant.
16, 1942
One Royal Palm Way    Other Directorships Held: Board
100 Royal Palm Way    of Overseers, Babson College.
Palm Beach, FL
TRUSTEE               Previous Positions:
Began serving:        Representative, Commonwealth of
November 1991         Massachusetts General Court;
                      President, State Street Bank and
                      Trust Company and State Street
                      Corporation (retired); Director,
                      VISA USA and VISA International;
                      Chairman and Director,
                      Massachusetts Bankers
                      Association; Director,
                      Depository Trust Corporation;
                      Director, The Boston Stock
                      Exchange.

                      Principal Occupations: Director    NA                   $163,350
Charles F.            or Trustee of the Federated Fund
Mansfield, Jr.        Complex; Management Consultant;
Birth Date: April     Executive Vice President, DVC
10, 1945              Group, Inc. (marketing,
80 South Road         communications and technology)
Westhampton Beach,    (prior to 9/1/00).
NY
TRUSTEE               Previous Positions: Chief
Began serving:        Executive Officer, PBTC
January 2000          International Bank; Partner,
                      Arthur Young & Company (now
                      Ernst & Young LLP); Chief
                      Financial Officer of Retail
                      Banking Sector, Chase Manhattan
                      Bank; Senior Vice President,
                      HSBC Bank USA (formerly, Marine
                      Midland Bank); Vice President,
                      Citibank; Assistant Professor of
                      Banking and Finance, Frank G.
                      Zarb School of Business, Hofstra
                      University.

John E. Murray,       Principal Occupations: Director    NA                   $178,200
Jr., J.D., S.J.D.     or Trustee of the Federated Fund
Birth Date:           Complex; Chancellor and Law
December 20, 1932     Professor, Duquesne University;
Chancellor,           Consulting Partner, Mollica
Duquesne University   & Murray.
Pittsburgh, PA
TRUSTEE               Other Directorships Held:
Began serving:        Director, Michael Baker Corp.
February 1995         (engineering, construction,
                      operations and technical
                      services).

                      Previous Positions: President,
                      Duquesne University; Dean and
                      Professor of Law, University of
                      Pittsburgh School of Law; Dean
                      and Professor of Law, Villanova
                      University School of Law.

                      Principal Occupations:  Director   NA                   $148,500
Marjorie P. Smuts     or Trustee of the Federated Fund
Birth Date: June      Complex; Public
21, 1935              Relations/Marketing
4905 Bayard Street    Consultant/Conference
Pittsburgh, PA        Coordinator.
TRUSTEE
Began serving:        Previous Positions: National
January 1986          Spokesperson, Aluminum Company
                      of America; television producer;
                      President, Marj Palmer Assoc.;
                      Owner, Scandia Bord.

                      Principal Occupations:  Director   NA                   $148,500
John S. Walsh         or Trustee of the Federated Fund
Birth Date:           Complex; President and Director,
November 28, 1957     Heat Wagon, Inc. (manufacturer
2604 William Drive    of construction temporary
Valparaiso, IN        heaters); President and
TRUSTEE               Director, Manufacturers
Began serving:        Products, Inc. (distributor of
January 2000          portable construction heaters);
                      President, Portable Heater
                      Parts, a division of
                      Manufacturers Products, Inc.

                      Previous Position: Vice
                      President, Walsh & Kelly,
                      Inc.


+    Because the Fund is a new portfolio of the Trust,  Trustee compensation has not yet been earned and will be reported  following  the Fund's next fiscal year.

OFFICERS**

Name                          Principal Occupation(s) and Previous Position(s)
Birth Date
Address
Positions Held with Trust
Date Service Began
                              Principal Occupations: Executive Vice President of some
Edward C. Gonzales            of the Funds in the Federated Fund Complex; Vice
Birth Date: October 22, 1930  Chairman, Federated Investors, Inc.; Trustee, Federated
EXECUTIVE VICE PRESIDENT      Administrative Services.
Began serving: July 1995
                              Previous Positions: President and Trustee or Director
                              of some of the Funds in the Federated Fund Complex; CEO
                              and Chairman, Federated Administrative Services; Vice
                              President, Federated Investment Management Company,
                              Federated Investment Counseling, Federated Global
                              Investment Management Corp. and Passport Research,
                              Ltd.; Director and Executive Vice President, Federated
                              Securities Corp.; Director, Federated Services Company;
                              Trustee, Federated Shareholder Services Company.

                              Principal Occupations: Executive Vice President and
John W. McGonigle             Secretary of the Federated Fund Complex; Executive Vice
Birth Date: October 26, 1938  President, Secretary and Director, Federated Investors,
EXECUTIVE VICE PRESIDENT AND  Inc.
SECRETARY
Began serving: July 1995      Previous Positions: Trustee, Federated Investment
                              Management Company and Federated Investment Counseling;
                              Director, Federated Global Investment Management Corp.,
                              Federated Services Company and Federated Securities
                              Corp.

                              Principal Occupations: Principal Financial Officer and
Richard J. Thomas             Treasurer of the Federated Fund Complex; Senior Vice
Birth Date: June 17, 1954     President, Federated Administrative Services.
TREASURER
Began serving: November 1998  Previous Positions: Vice President, Federated
                              Administrative Services; held various management
                              positions within Funds Financial Services Division of
                              Federated Investors, Inc.

                              Principal Occupations: Vice Chairman or Vice President
Richard B. Fisher             of some of the Funds in the Federated Fund Complex;
Birth Date: May 17, 1923      Vice Chairman, Federated Investors, Inc.; Chairman,
VICE PRESIDENT                Federated Securities Corp.
Began serving: January 1986
                              Previous Positions: President and Director or Trustee
                              of some of the Funds in the Federated Fund Complex;
                              Executive Vice President, Federated Investors, Inc. and
                              Director and Chief Executive Officer, Federated
                              Securities Corp.

                              Principal Occupations: Chief Investment Officer of this
William D. Dawson, III        Fund and various other Funds in the Federated Fund
Birth Date: March 3, 1949     Complex; Executive Vice President, Federated Investment
CHIEF INVESTMENT OFFICER      Counseling, Federated Global Investment Management
Began serving: November 2002  Corp., Federated Investment Management Company and
                              Passport Research, Ltd.

                              Previous Positions: Executive Vice President and Senior
                              Vice President, Federated Investment Counseling
                              Institutional Portfolio Management Services Division;
                              Senior Vice President, Federated Investment Management
                              Company and Passport Research, Ltd.

                              Joseph M. Balestrino is Vice President of the Trust.
Joseph M. Balestrino          Mr. Balestrino joined Federated in 1986 and has been a
Birth Date: November 3, 1954  Senior Portfolio Manager and Senior Vice President of
VICE PRESIDENT                the Fund's Adviser since 1998. He was a Portfolio
Began serving: November 1998  Manager and a Vice President of the Fund's Adviser from
                              1995 to 1998. Mr. Balestrino served as a Portfolio
                              Manager and an Assistant Vice President of the Adviser
                              from 1993 to 1995. Mr. Balestrino is a Chartered
                              Financial Analyst and received his Master's Degree in
                              Urban and Regional Planning from the University of
                              Pittsburgh.

                              Randall S. Bauer is Vice President of the Trust.  Mr.
Randall S. Bauer              Bauer joined Federated in 1989 and has been a Portfolio
Birth Date: November 16, 1957 Manager and a Vice President of the Fund's Adviser
VICE PRESIDENT                since 1994. Mr. Bauer is a Chartered Financial Analyst
Began serving: November 1998  and received his M.B.A. in Finance from Pennsylvania
                              State University.

**    Officers do not receive any compensation from the Fund.

Thomas R.  Donahue,  Chief  Financial  Officer,  Vice  President,  Treasurer and
Assistant  Secretary  of  Federated  and an officer of its various  advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University,  Pittsburgh,  Pennsylvania, since May 12, 2000. Mr. John
E.  Murray,  Jr., an  Independent  Trustee of the Fund,  served as  President of
Duquesne from 1988 until his  retirement  from that position in 2001, and became
Chancellor of Duquesne on August 15, 2001.  It should be noted that Mr.  Donahue abstains  on any matter  that comes  before  Duquesne's  Board that  affects Mr.
Murray personally.

COMMITTEES OF THE BOARD
                              Committee Functions                          Meetings
                                                                           Held
                                                                           During
                                                                           Last
Board     Committee                                                        Fiscal
Committee Members                                                          Year
Executive                     In between meetings of the full Board,       Two
          John F. Donahue     the Executive Committee generally may
          John E. Murray,     exercise all the powers of the full Board
          Jr., J.D., S.J.D.   in the management and direction of the
                              business and conduct of the affairs of
                              the Trust in such manner as the Executive
                              Committee shall deem to be in the best
                              interests of the Trust.  However, the
                              Executive Committee cannot elect or
                              remove Board members, increase or
                              decrease the number of Trustees, elect or
                              remove any Officer, declare dividends,
                              issue shares or recommend to shareholders
                              any action requiring shareholder approval.

Audit                         The Audit Committee reviews and              Four
          Thomas G. Bigley    recommends to the full Board the
          John T. Conroy,     independent auditors to be selected to
          Jr.                 audit the Fund`s financial statements;
          Nicholas P.         meets with the independent auditors
          Constantakis        periodically to review the results of the
          Charles F.          audits and reports the results to the
          Mansfield, Jr.      full Board; evaluates the independence of
                              the auditors, reviews legal and
                              regulatory matters that may have a
                              material effect on the financial
                              statements, related compliance policies
                              and programs, and the related reports
                              received from regulators; reviews the
                              Fund`s internal audit function; reviews
                              compliance with the Fund`s code of
                              conduct/ethics; reviews valuation issues;
                              monitors inter-fund lending transactions;
                              reviews custody services and issues and
                              investigates any matters brought to the
                              Committee's attention that are within the
                              scope of its duties.

Board ownership of shares in the fund and in the Federated  family of Investment companies AS OF DECEMBER 31, 2002

                        Dollar            Aggregate
                        Range of    Dollar Range of
                        Shares      Shares Owned in
                        Owned             Federated
                        in Fund           Family of
Interested                               Investment
Board Member Name                         Companies

John F. Donahue            None    Over $100,000

J. Christopher Donahue     None    Over $100,000

Lawrence D. Ellis, M.D.    None    Over $100,000

Independent Board Member Name

Thomas G. Bigley           None    Over $100,000

John T. Conroy, Jr.        None    Over $100,000

Nicholas P. Constantakis   None    Over $100,000

John F. Cunningham         None    Over $100,000

Peter E. Madden            None    Over $100,000

Charles F. Mansfield, Jr.  None    $50,001 - $100,000

John E. Murray,            None    Over $100,000
Jr., J.D., S.J.D.

Marjorie P. Smuts          None    Over $100,000

John S. Walsh              None    Over $100,000

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment  decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The  Adviser  shall not be liable to the Trust or any Fund  shareholder  for any losses that may be sustained in the purchase,  holding,  or sale of any security or for  anything  done or  omitted by it,  except  acts or  omissions  involving willful misfeasance,  bad faith, gross negligence,  or reckless disregard of the duties imposed upon it by its contract with the Trust.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory  contract.  The Board's  decision to approve the contract  reflects the
exercise  of  its  business   judgment  on  whether  to  continue  the  existing
arrangements.  During  its  review of the  contract,  the Board  considers  many factors,  among the most material of which are: the Fund's investment objectives and long term performance;  the Adviser's management philosophy,  personnel, and processes;  the preferences  and  expectations  of Fund  shareholders  and their relative sophistication;  the continuing state of competition in the mutual fund industry;  comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services;  and the Fund's relationship to the
Federated funds.

In  assessing  the  Adviser's  performance  of its  obligations,  the Board also considers  whether  there  has  occurred  a  circumstance  or event  that  would constitute  a reason for it to not renew an advisory  contract.  In this regard, the Board is mindful of the potential  disruptions of the Fund's  operations and various risks, uncertainties and other effects that could occur as a result of a decision to  terminate or not renew an advisory  contract.  In  particular,  the
Board  recognizes  that  most  shareholders  have  invested  in the  Fund on the
strength  of  the  Adviser's   industry  standing  and  reputation  and  in  the
expectation  that the Adviser will have a continuing role in providing  advisory services to the Fund.

The Board also considers the compensation and benefits  received by the Adviser.
This includes fees received for services  provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard,  the
Board is aware that various courts have  interpreted  provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser,  including  the  performance  of the Fund;  the  Adviser's  cost of providing the services;  the extent to which the Adviser may realize  "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the
Adviser and its  affiliates as a result of the Adviser's  relationship  with the
Fund;  performance and expenses of comparable funds; and the extent to which the independent  Board  members are fully  informed  about all facts  bearing on the
Adviser's  service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these  circumstances  in light of its substantial accumulated  experience  in  governing  the Fund and working  with  Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel.  In this regard, the Board requests and receives a significant  amount of  information  about the Fund and the Federated organization.  Federated  provides  much of  this  information  at each  regular meeting of the Board,  and furnishes  additional  reports in connection with the particular  meeting at which the Board's formal review of the advisory contracts
occurs.  In  between  regularly  scheduled  meetings,   the  Board  may  receive
information  on  particular  matters  as the  need  arises.  Thus,  the  Board's evaluation of an advisory  contract is informed by reports covering such matters as: the Adviser's investment philosophy,  personnel,  and processes;  the Fund's short- and long-term  performance  (in absolute terms as well as in relationship to its  particular  investment  program and certain  competitor  or "peer group"
funds),  and  comments  on the  reasons  for  performance;  the Fund's  expenses
(including  the  advisory  fee itself and the overall  expense  structure of the
Fund,  both in absolute  terms and relative to similar and/or  competing  funds, with due regard for contractual or voluntary expense  limitations);  the use and allocation of brokerage  commissions  derived from trading the Fund's  portfolio securities; the nature and extent of the advisory and other services provided to the  Fund by the  Adviser  and its  affiliates;  compliance  and  audit  reports concerning  the Federated  funds and the Federated  companies that service them;
and relevant  developments  in the mutual fund  industry  and how the  Federated funds and/or Federated are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits  Federated derives from its relationships  with the  Federated  funds.  These reports cover not only the fees under the advisory contracts,  but also fees  received by  Federated's  subsidiaries  for providing other  services to the  Federated  funds under  separate  contracts  (e.g.,  for serving as the Federated funds'  administrator and transfer agent).  The reports also  discuss  any  indirect  benefit  Federated  may derive from its receipt of research services from brokers who execute Federated fund trades.

The Board bases its decision to approve an advisory  contract on the totality of the  circumstances  and  relevant  factors,  and with a view to past and  future long-term  considerations.  Not all of the factors and considerations identified above are relevant to every  Federated fund, nor does the Board consider any one of them to be  determinative.  Because the  totality of  circumstances  includes considering the relationship of each Federated fund, the Board does not approach consideration  of every Federated  fund's advisory  contract as if that were the only Federated fund offered by Federated.

Other Related Services

Affiliates of the Adviser may,  from time to time,  provide  certain  electronic equipment and software to  institutional  customers in order to  facilitate  the purchase of Fund Shares offered by the Distributor.

Code of Ethics Restrictions on Personal Trading

As  required by SEC rules,  the Fund,  its  Adviser,  and its  Distributor  have adopted codes of ethics.  These codes govern  securities  trading  activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these  people to trade in  securities,  including  those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its  shareholders  from abuses in this area,  such as requirements to obtain prior approval for, and to report, particular transactions.


Voting Proxies on Fund Portfolio Securities

The  Board  has  delegated  to the  Adviser  authority  to vote  proxies  on the securities  held in the  Fund's  portfolio.  The  Board  has also  approved  the
Adviser's  policies and procedures  for voting the proxies,  which are described below.

Proxy Voting Policies

The Adviser's  general  policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally,  this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted  securities;  and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The  following  examples  illustrate  how these  general  policies  may apply to proposals  submitted by a company's  board of  directors.  However,  whether the
Adviser  supports  or  opposes a proposal  will  always  depend on the  specific circumstances described in the proxy statement and other available information.

On  matters  of  corporate  governance,  generally  the  Adviser  will  vote for proposals to:  require  independent  tabulation of proxies  and/or  confidential voting by  shareholders;  reorganize  in another  jurisdiction  (unless it would reduce the rights or preferences of the  securities  being voted);  and repeal a shareholder  rights  plan (also  known as a "poison  pill").  The  Adviser  will generally  vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On  matters of capital  structure,  generally  the  Adviser  will vote:  against proposals  to  authorize  or issue  shares that are senior in priority or voting rights to the securities being voted;  for proposals to grant preemptive  rights to  the  securities  being  voted;  and  against  proposals  to  eliminate  such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for  stock  incentive  plans  that  align  the  recipients'  interests  with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding  stock  incentives with new stock incentives having more favorable terms.

On matters  relating to  corporate  transactions,  the Adviser will vote proxies relating to proposed mergers, capital reorganizations,  and similar transactions in accordance with the general  policy,  based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested  elections of directors in accordance with the general  policy,  based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed  changes to the company's  corporate  governance,  capital structure  or  management  compensation.  The Adviser  will vote on such changes based on its evaluation of the proposed  transaction or contested  election.  In these  circumstances,  the Adviser may vote in a manner  contrary to the general practice  for  similar  proposals  made  outside  the context of such a proposed transaction or change in the board. For example,  if the Adviser decides to vote
against  a  proposed  transaction,   it  may  vote  for  anti-takeover  measures
reasonably  designed  to  prevent  the  transaction,  even  though  the  Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders  without the favorable  recommendation  of a company's board. The Adviser believes that a company's board should manage its business and policies,  and that  shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires  shareholders  casting  proxies  to retain the voted  shares  until the meeting date (thereby  rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has  established  a Proxy Voting  Committee  (Proxy  Committee),  to
exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting  policies.  The Adviser has hired Investor  Responsibility
Research  Center (IRRC) to obtain,  vote, and record proxies in accordance  with the Proxy Committee's  directions.  The Proxy Committee directs IRRC by means of
Proxy  Voting  Guidelines,  and IRRC may vote any proxy as directed in the Proxy
Voting  Guidelines  without further  direction from the Proxy Committee (and may make any  determinations  required to implement  the Proxy  Voting  Guidelines).
However,  if the Proxy Voting Guidelines  require  case-by-case  direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained  regarding the proposal and the Proxy  Committee will provide  specific direction to IRRC. The Adviser's proxy voting  procedures  generally  permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines,  whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential  conflict between the interests of the
Fund (and its  shareholders)  and those of the Adviser or Distributor.  This may occur where a significant  business  relationship exists between the Adviser (or its  affiliates)  and a company  involved with a proxy vote. A company that is a proponent,  opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant  business  relationship,  is referred to as an "Interested Company."

The Adviser has implemented the following  procedures in order to avoid concerns that the conflicting  interests of the Adviser have influenced  proxy votes. Any employee of the Adviser who is  contacted  by an  Interested  Company  regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy  Committee,  and must inform the Interested  Company that the Proxy
Committee  has exclusive  authority to determine how the Adviser will vote.  Any
Proxy Committee member contacted by an Interested  Company must report it to the full Proxy Committee and provide a written summary of the  communication.  Under no  circumstances  will the Proxy Committee or any member of the Proxy Committee make a commitment  to an Interested  Company  regarding the voting of proxies or disclose to an  Interested  Company how the Proxy  Committee  has directed  such proxies to be voted. If the Proxy Voting  Guidelines  already  provide  specific direction on the proposal in question,  the Proxy  Committee  shall not alter or amend  such  directions.  If the  Proxy  Voting  Guidelines  require  the  Proxy
Committee  to provide  further  direction,  the Proxy  Committee  shall do so in accordance with the proxy voting  policies,  without regard for the interests of the Adviser  with  respect to the  Interested  Company.  If the Proxy  Committee
provides  any  direction  as to the  voting of  proxies  relating  to a proposal
affecting  an  Interested   Company,  it  must  disclose  to  the  Fund's  Board
information  regarding:  the  significant  business  relationship;  any material communication with the Interested Company;  the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment  adviser,  the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders  who are not  clients  of the  Adviser  at  any  shareholders'  meeting  called  by  such investment company, unless otherwise directed by the Board.


BROKERAGE TRANSACTIONS

When selecting  brokers and dealers to handle the purchase and sale of portfolio instruments,  the Adviser looks for prompt execution of the order at a favorable price.  The  Adviser  will  generally  use those who are  recognized  dealers in specific portfolio instruments,  except when a better price and execution of the order can be obtained  elsewhere.  The  Adviser  may select  brokers and dealers based on whether they also offer  research  services (as  described  below).  In selecting  among  firms  believed to meet these  criteria,  the Adviser may give consideration  to those firms which have sold or are selling  Shares of the Fund and other funds  distributed by the Distributor and its affiliates.  The Adviser may also direct  certain  portfolio  trades to a broker  that,  in turn,  pays a portion of the  Fund's  operating  expenses.  The  Adviser  makes  decisions  on portfolio  transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment  decisions  for the Fund are made  independently  from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security,  available investments or opportunities  for sales will be allocated among the Fund and the account(s)  in a manner  believed  by the  Adviser  to be  equitable.  While the coordination  and ability to participate in volume  transactions may benefit the
Fund, it is possible that this procedure could  adversely  impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated  Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public  offerings  ("IPO") are made  independently  from any other  accounts,  and  much of  their  non-IPO  trading  may  also be  conducted independently from other accounts.

Research Services

Research  services  may include  advice as to the  advisability  of investing in securities;  security analysis and reports;  economic studies; industry studies;
receipt of quotations for portfolio evaluations;  and similar services. Research services  may be used by the Adviser or by  affiliates  of Federated in advising other  accounts.  To the extent  that  receipt  of these  services  may  replace services for which the Adviser or its affiliates  might  otherwise have paid, it would tend to reduce their  expenses.  The Adviser and its  affiliates  exercise reasonable  business judgment in selecting those brokers who offer brokerage and research  services to execute  securities  transactions.  They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated,  provides  administrative
personnel  and  services   (including  certain  legal  and  financial  reporting
services)  necessary to operate the Fund.  Federated  Services  Company provides these at the following annual rate of the average  aggregate daily net assets of all Federated funds as specified below:

                          Average Aggregate Daily
Maximum                   Net Assets of the
Administrative Fee        Federated Funds

0.150 of 1%               on the first $250 million
0.125 of 1%               on the next $250 million
0.100 of 1%               on the next $250 million
                          on assets in excess of
0.075 of 1%               $750 million

The  administrative  fee  received  during  any  fiscal  year  shall be at least
$125,000  per  portfolio  and  $30,000  per each  additional  class  of  Shares.
Federated  Services  Company may voluntarily  waive a portion of its fee and may reimburse the Fund for expenses.

Federated  Services Company also provides certain  accounting and  recordkeeping services  with respect to the Fund's  portfolio  investments  for a fee based on
Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign  instruments  purchased by the Fund are held by foreign banks  participating  in a network  coordinated  by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated  Services Company,  through its registered  transfer agent subsidiary,
Federated  Shareholder  Services  Company,  maintains all necessary  shareholder records.  The Fund pays the  transfer  agent a fee  based on the size,  type and number of accounts and transactions made by shareholders.

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INDEPENDENT AUDITOR

The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of
America,  which require it to plan and perform its audits to provide  reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating  performance  applicable to all mutual  funds.  The SEC also permits
this  standard  performance   information  to  be  accompanied  by  non-standard
performance information.

Share performance reflects the effect of non-recurring  charges, such as maximum sales charges,  which,  if excluded,  would increase the total return and yield.
The  performance of Shares depends upon such  variables as:  portfolio  quality;
average portfolio maturity;  type and value of portfolio securities;  changes in interest  rates;  changes or  differences  in the Fund's or any class of Shares'
expenses; and various other factors.

Share  performance  fluctuates  on a daily basis  largely  because net  earnings and/or the value of portfolio  holdings  fluctuate daily.  Both net earnings and offering  price per  Share are  factors  in the  computation  of yield and total return.

TOTAL RETURN

Total return  represents the change  (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average  annual  total return for Shares is the average  compounded  rate of return for a given period that would equate a $10,000 initial  investment to the ending  redeemable  value of that  investment.  The ending  redeemable  value is computed by  multiplying  the number of Shares owned at the end of the period by the NAV per Share at the end of the  period.  The number of Shares  owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000,  less any  applicable  sales charge,  adjusted over the period  by any  additional  Shares,  assuming  the  annual  reinvestment  of all dividends  and  distributions.  Total  returns  after taxes are  calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When  Shares  of a Fund  are in  existence  for less  than a year,  the Fund may advertise  cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX-EQUIVALENT YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day  period;  by (ii) the maximum  offering price per Share on the last day of the period.  This  number is then  annualized using  semi-annual  compounding.  This means that the amount of income generated during the 30-day  period is assumed to be generated  each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Shares is calculated  similarly to the yield, but is adjusted to reflect the taxable yield that  Shares  would have had to earn to equal the  actual  yield,  assuming  the maximum combined federal and state tax rate. The yield and tax-equivalent  yield do not  necessarily  reflect income actually earned by Shares because of certain adjustments  required  by the  SEC  and,  therefore,  may not  correlate  to the dividends or other distributions paid to shareholders.

To the  extent  investment  professionals  and  broker/dealers  charge  fees  in connection with services  provided in conjunction  with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o    charts,  graphs and illustrations  using the Fund's returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

o    discussions  of economic,  financial and political  developments  and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o    information  about  the  mutual  fund  industry  from  sources  such as the
     Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it  invests,  to a variety of other  investments,  including  federally insured bank products such as bank savings  accounts,  certificates  of deposit, and Treasury bills.

The Fund may  quote  information  from  reliable  sources  regarding  individual countries  and regions,  world stock  exchanges,  and  economic and  demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share  performance.  When  comparing  performance,  you should  consider  all relevant  factors such as the composition of the index used,  prevailing  market conditions,  portfolio  compositions  of other funds,  and methods used to value portfolio  securities and compute  offering  price.  The financial  publications and/or indices which the Fund uses in advertising may include:


Lehman Brothers  Municipal Bond Index: is a rules-based,  market  value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index,  bonds  must  have a  minimum  credit  rating  of Baa.  They must have an outstanding  par  value  of at  least  $5  million  and be  issued  as part of a transaction  of at least $50  million.  The bonds must have a  dated-date  after
December  31,  1990,  and must be at least one year from  their  maturity  date.
Remarketed  issues,  taxable  municipal  bonds,  bonds with floating rates,  and derivatives, are excluded from the benchmark.

Russell 1000(R) Value Index: Measures the performance of the 1000 largest of the
3000 largest  U.S.-domiciled  companies  (based on total market  capitalization)
with lower price-to-book ratios and lower forecasted growth values.

Morningstar, Inc.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly  Mutual  Fund  Values.  Mutual  Fund  Values  rates  more  than  1,000
NASDAQ-listed  mutual  funds of all  types,  according  to  their  risk-adjusted returns.  The maximum  rating is five stars,  and ratings are  effective for two weeks.


WHO IS FEDERATED INVESTORS, INC.?

Federated  is  dedicated  to  meeting  investor  needs  by  making   structured,
straightforward  and  consistent  investment  decisions.   Federated  investment
products  have  a  history  of  competitive  performance  and  have  gained  the confidence of thousands of financial institutions and individual investors.

Federated's   disciplined  investment  selection  process  is  rooted  in  sound methodologies  backed by  fundamental  and  technical  research.  At  Federated, success in investment management does not depend solely on the skill of a single portfolio  manager.  It is a fusion of individual  talents and  state-of-the-art industry tools and resources.  Federated's  investment process involves teams of portfolio  managers  and  analysts,  and  investment  decisions  are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

Federated Funds overview

Municipal Funds

In the  municipal  sector,  as of December 31, 2002,  Federated  managed 14 bond funds with  approximately  $3.2 billion in assets and 22 money market funds with approximately $20.6 billion in total assets. In 1976,  Federated  introduced one of the first  municipal  bond mutual funds in the industry and is now one of the largest  institutional  buyers  of  municipal  securities.  The  Funds may quote statistics  from  organizations  including The Tax  Foundation  and the National
Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the  equity  sector,  Federated  has more  than 31 years'  experience.  As of
December 31, 2002,  Federated  managed 37 equity  funds  totaling  approximately
$16.2 billion in assets across growth, value, equity income, international,  and index styles.  Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured,  computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the  corporate  bond sector,  as of December 31, 2002,  Federated  managed 10 money market funds and 9 bond funds with assets  approximating $59.4 billion and
$6.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the  corporate  bond  sector.  In 1972,  Federated  introduced  one of the first high-yield bond funds in the industry.  In 1983,  Federated was one of the first fund managers to participate  in the asset backed  securities  market,  a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2002,  Federated managed 7 mortgage backed, 3 multi-sector  government funds, 4 government/agency  and 19 government money market mutual funds, with assets approximating $4.9 billion, $0.9 billion,
$2.9 billion and $56.2 billion,  respectively.  Federated  trades  approximately
$90.4 billion in U.S. government and mortgage backed securities daily and places
approximately  $35  billion  in  repurchase   agreements  each  day.   Federated
introduced  the first U.S.  government  fund to invest in U.S.  government  bond securities  in  1969.  Federated  has  been a  major  force  in the  short-  and
intermediate-term   government   markets  since  1982  and   currently   manages
approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money  market  sector,  Federated  gained  prominence  in the mutual fund industry in 1974 with the creation of the first institutional money market fund.
Simultaneously,  the company  pioneered the use of the amortized  cost method of accounting for valuing  shares of money market funds, a principal  means used by money  managers  today to value money  market  fund  shares.  Other  innovations include the first  institutional  tax-free money market fund. As of December 31,
2002,  Federated  managed $136.2 billion in assets across 52 money market funds, including 19  government,  10 prime,  22 municipal and 1  euro-denominated  with assets  approximating  $56.2 billion,  $59.4  billion,  $20.6 billion and $173.9 million, respectively.

The  Chief  Investment  Officers   responsible  for  oversight  of  the  various
investment  sectors  within  Federated  are:  Global Equity - Stephen F. Auth is
responsible   for  overseeing   the  management  of  Federated's   domestic  and
international  equity  products;  Global Fixed Income - William D. Dawson III is
responsible   for  overseeing   the  management  of  Federated's   domestic  and
international fixed income and high yield products.

Mutual Fund Market

Forty-nine  percent of American  households are pursuing their  financial  goals through mutual funds.  These investors,  as well as businesses and institutions, have entrusted over $6.2 trillion to the  approximately  8,300 funds  available, according to the Investment Company Institute.

Federated Clients Overview

Federated  distributes  mutual funds through its  subsidiaries  for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated  meets  the  needs  of  approximately  3,035   institutional   clients
nationwide  by managing and servicing  separate  accounts and mutual funds for a
variety  of  purposes,   including  defined  benefit  and  defined  contribution
programs, cash management, and asset/liability management. Institutional clients
include      corporations,      pension     funds,      tax-exempt     entities,
foundations/endowments,   insurance  companies,  and  investment  and  financial
advisers.  The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division, Federated Securities Corp.


Bank Marketing

Other   institutional   clients   include   more  than  1,600  banks  and  trust
organizations.  Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion,  Senior Vice  President,  Bank
Marketing & Sales Division, Federated Securities Corp.


Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated  funds are  available  to  consumers  through  major  brokerage  firms nationwide--Federated  has  over  2,000  broker/dealer  and  bank  broker/dealer relationships across the  country--supported  by more wholesalers than any other mutual fund  distributor.  Federated's  service to financial  professionals  and institutions has earned it high ratings in several surveys  performed by DALBAR,
Inc.  DALBAR  is  recognized  as the  industry  benchmark  for  service  quality measurement.  The  marketing  effort to these  firms is headed by James F. Getz,
President, Broker/Dealer Sales Division, Federated Securities Corp.

INVESTMENT RATINGS


Standard & Poor's Short-Term  Municipal  Obligation Ratings A Standard &
Poor's  (S&P) note rating reflects the liquidity  concerns and market access risks unique to notes.

SP-1-- Strong  capacity to pay principal  and interest.  An issue  determined to possess a very  strong  capacity  to pay debt  service  is given a plus sign (+)
designation.

SP-2--Satisfactory   capacity  to  pay  principal   and   interest,   with  some
vulnerability  to adverse  financial  and economic  changes over the term of the notes.

Variable  Rate Demand  Notes  (VRDNs) And Tender  Option  Bonds  (TOBs)  Ratings
S&P  assigns dual ratings to all long-term  debt issues that have as part of their  provisions a variable rate demand  feature.  The first rating  (long-term rating)  addresses  the  likelihood  of repayment of principal and interest when
due,  and  the  second   rating   (short-term   rating)   describes  the  demand
characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

Commercial Paper (CP) Ratings

An S&P  commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--A  Short-term  obligation  rated 'A-1' is rated in the highest  category by
Standard & Poor's.  The obligor's capacity to meet its financial  commitment on the  obligation is strong.  Within this  category,  certain  obligations  are designated  with a plus sign (+). This indicates that the obligor's  capacity to meet its financial commitment on these obligations is extremely strong.

A-2--A  Short-term  obligation  rated 'A-2' is somewhat more  susceptible to the adverse  effects  of changes  in  circumstances  and  economic  conditions  that obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Standard and Poor's Long-Term Debt Rating Definitions

AAA--Highest  credit  quality.  'AAA' ratings  denote the lowest  expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit  quality.  'AA' ratings  denote a very low  expectation  of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This  capacity  is not  significantly  vulnerable  to  foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial  commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good  credit quality.  'BBB' ratings indicate that there is currently a low expectation  of credit  risk.  The  capacity  for timely  payment  of  financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB--Speculative.  'BB' ratings  indicate that there is a  possibility  of credit risk  developing,  particularly  as the result of adverse  economic  change over time;  however,  business or  financial  alternatives  may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

B--Highly  speculative.  'B' ratings  indicate that  significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met; however,  capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

Moody's Investors Service Short-Term Municipal Obligation Ratings

Moody's Investors Service (Moody's)  short-term  ratings are designated  Moody's
Investment  Grade (MIG or VMIG).  (See  below.)  The  purpose of the MIG or VMIG ratings  is to  provide  investors  with a simple  system by which the  relative investment qualities of short-term obligations may be evaluated.

MIG1--This  designation denotes best quality. There is present strong protection by established  cash flows,  superior  liquidity  support or demonstrated  broad based access to the market for refinancing.

MIG2--This  designation  denotes high quality.  Margins of protection  are ample although not so large as in the preceding group.

Variable  Rate Demand  Notes  (VRDNs) And Tender  Option  Bonds  (TOBs)  Ratings
Short-term  ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect  such  characteristics  as payment  upon  periodic demand  rather  than  fixed  maturity  dates and  payment  relying  on  external liquidity.  In this case,  two  ratings  are  usually  assigned,  (for  example,
Aaa/VMIG-1);  the  first  representing  an  evaluation  of the  degree  of  risk associated  with  scheduled  principal  and  interest  payments,  and the second representing  an  evaluation  of the degree of risk  associated  with the demand feature.  The VMIG  rating can be assigned a 1 or 2  designation  using the same definitions described above for the MIG rating.

Commercial Paper (CP) Ratings

Prime-1--Issuers  rated  Prime-1 (or  supporting  institutions)  have a superior ability for repayment of senior short-term debt  obligations.  Prime-1 repayment ability  will  often  be  evidenced  by many of the  following  characteristics:
leading market positions in well established industries, high rates of return on funds employed,  conservative capitalization structure with moderate reliance on debt and ample  asset  protection,  broad  margins in earning  coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers  rated  Prime-2  (or  supporting  institutions)  have a  strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings  trends and  coverage  ratios,  while  sound,  will be more  subject to variation. Capitalization characteristics,  while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's Investors Service Long-Term Debt Ratings

Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of  investment  risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an
exceptionally   stable  margin  and  principal  is  secure.  While  the  various protective  elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--  Bonds and  preferred  stock  which  are rated Aa are  judged to be of high quality by all  standards.  Together  with the Aaa group they  comprise what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins  of  protection  may not be as  large as in Aaa  securities  or fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A--  Bonds  and  preferred  stock  which  are  rated A  possess  many  favorable
investment   attributes   and  are  to  be  considered   as   upper-medium-grade
obligations.  Factors  giving  security to principal and interest are considered adequate,  but  elements  may be  present  which  suggest  a  susceptibility  to impairment some time in the future.

Moody's Investors Service Long-Term Debt Ratings (continued)

Baa - Bonds  which are rated Baa are  considered  as medium  grade  obligations,
i.e., they are neither highly protected nor poorly secured. Interest payment and principal  security  appear  adequate  for the present  but  certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba - Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B - Bonds  which are rated B generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

NR--Indicates  that both the bonds and the  obligor or credit  enhancer  are not currently  rated by S&P or Moody's with respect to short-term  indebtedness.
However,  management  considers  them to be of comparable  quality to securities rated A-1 or P-1.

NR(1)--The underlying  issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying  issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying  issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

Fitch Ratings Short-Term Debt Rating Definitions

F-1--Indicates   the  strongest   capacity  for  timely   payment  of  financial
commitments relative to other issuers or issues in the same country. Under their national  rating  scale,  this  rating is  assigned  to the "best"  credit  risk relative  to all others in the same  country  and is  normally  assigned  to all financial  commitments  issued or guaranteed by the sovereign  state.  Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2--  Indicates  a  satisfactory  capacity  for  timely  payment  of  financial commitments  relative to other issuers or issues in the same  country.  However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial  commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial  commitments in higher rated categories.

Variable  Rate Demand  Notes  (VRDNs) And Tender  Option  Bonds  (TOBs)  Ratings
Variable-rate  demand  obligations and other  securities  which contain a demand feature will have a dual rating,  such as  'AAA/F1+'.  The first rating  denotes long-term  ability to make  principal and interest  payments,  the second rating denotes ability to meet a demand feature in full and on time.

Fitch Ratings Commercial Paper Rating Definitions

F-1--Indicates   the  strongest   capacity  for  timely   payment  of  financial
commitments relative to other issuers or issues in the same country. Under their national  rating  scale,  this  rating is  assigned  to the "best"  credit  risk relative  to all others in the same  country  and is  normally  assigned  to all financial  commitments  issued or guaranteed by the sovereign  state.  Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2--  Indicates  a  satisfactory  capacity  for  timely  payment  of  financial commitments  relative to other issuers or issues in the same  country.  However, the margin of safety is not as great as in the case of the higher ratings.

Fitch Ratings Long-Term Debt Rating Definitions

AAA--Highest  credit  quality.  'AAA' ratings  denote the lowest  expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit  quality.  'AA' ratings  denote a very low  expectation  of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This  capacity  is not  significantly  vulnerable  to  foreseeable events.

Fitch Ratings Long-Term Debt Rating Definitions (continued)

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial  commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good  credit quality.  'BBB' ratings indicate that there is currently a low expectation  of credit  risk.  The  capacity  for timely  payment  of  financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB--Speculative.  'BB' ratings  indicate that there is a  possibility  of credit risk  developing,  particularly  as the result of adverse  economic  change over time;  however,  business or  financial  alternatives  may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

B--Highly  speculative.  'B' ratings  indicate that  significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met; however,  capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC,  C--High  default  risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely  reliant upon  sustained,  favourable business or economic developments.  A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


Addresses


Federated Muni and stock advantage fund


Class A Shares

Class B Shares

Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072
